                           SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                           1934(AMENDMENT NO.     )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]


Check the appropriate box:              [_] CONFIDENTIAL, FOR USE OF THE
                                           COMMISSION ONLY (AS PERMITTED BY
                                           RULE 14A-6(E)(2))

[_] Preliminary Proxy Statement

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                       FRANK RUSSELL INVESTMENT COMPANY
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

     ------------------------------------------------------------
   (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1)  Title of each class of securities to which transaction applies:

  (2)  Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

  (4)  Proposed maximum aggregate value of transaction:

  (5)  Total fee paid:

[_] Fee paid previously with preliminary proxy materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1)  Amount Previously Paid:

  (2)   Form, Schedule or Registration Statement No.:

  (3)  Filing Party:

  (4)  Date Filed:

                       FRANK RUSSELL INVESTMENT COMPANY
                                 909 A STREET
                           TACOMA, WASHINGTON 98402

                              1-800-787-7354

Dear Shareholder:

  Enclosed is a Notice of Special Meeting in lieu of Annual Meeting of Shareholders of the Frank Russell Investment Company (the "Investment Company"). The Special Meeting has been called for Thursday, November 19, 1998 at 10:00 a.m., local time, at the offices of the Investment Company at 909 A Street, Tacoma, Washington. The accompanying Proxy Statement details the proposals being presented for your consideration as shareholders of the Investment Company's sub-trusts (the "Funds").

  The Special Meeting will consider several proposals, and shareholders will be asked to: (i) elect the members of the Board of Trustees of the Investment Company; (ii) ratify the selection of PricewaterhouseCoopers LLP as the Investment Company's independent accountants; (iii) approve a proposed advisory agreement between the Investment Company, on behalf of each Fund, and Frank Russell Investment Management Company ("FRIMCo"), restructuring the organization of FRIMCo's services and compensating FRIMCo for managing certain additional assets of each Fund; (iv) approve a proposed advisory agreement between the Investment Company, on behalf of each Fund, and FRIMCo, to take effect upon the acquisition of Frank Russell Company by The Northwestern Mutual Life Insurance Company; (v) approve a change in each Fund's fundamental investment restrictions limiting borrowing to authorize a higher borrowing level for the purpose of meeting redemptions; and (vi) approve the elimination of certain fundamental investment restrictions applicable to the Funds. Shareholders of the Limited Volatility Tax Free Fund also will be asked to approve an additional proposal to revise the Fund's investment objective.

  The enclosed materials provide details of the proposals. Accordingly, a proxy card for the Special Meeting in lieu of Annual Meeting of Shareholders is enclosed. IT IS IMPORTANT THAT YOU COMPLETE, SIGN AND RETURN YOUR CARD AS SOON AS POSSIBLE TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SPECIAL MEETING. Please return your proxy card as soon as possible.

                                      Sincerely,

                                      /s/ Karl J. Ege

                                      Karl J. Ege, Esq.
                                      Secretary

NOTE: If you own shares of more than one Fund, you will receive a separate proxy card for each Fund. PLEASE COMPLETE THE CARD PROVIDED FOR EACH FUND IN WHICH YOU OWN SHARES so that each Fund will have the quorum needed to conduct its business.

                       FRANK RUSSELL INVESTMENT COMPANY
                                 909 A STREET
                           TACOMA, WASHINGTON 98402

              NOTICE OF SPECIAL MEETING IN LIEU OF ANNUAL MEETING
                            OF SHAREHOLDERS OF THE
                       FRANK RUSSELL INVESTMENT COMPANY

                   TO BE HELD ON THURSDAY, NOVEMBER 19, 1998

 To the Shareholders of each of the Diversified Equity, Special Growth, Equity Income, Quantitative Equity, Diversified Bond, International Securities, U.S. Government Money Market, Tax Free Money Market, Real Estate Securities, Multistrategy Bond, Limited Volatility Tax Free, Equity I, Equity II, Equity III, Equity Q, Equity T, International, Emerging Markets, Fixed Income I, Fixed Income II, Fixed Income III, Money Market, Aggressive Strategy, Balanced Strategy, Moderate Strategy, Conservative Strategy and Equity Balanced Strategy Funds (collectively, the "Funds"):

  NOTICE IS HEREBY GIVEN that a Special Meeting in lieu of Annual Meeting of the Shareholders (the "Shareholders") of the Frank Russell Investment Company (the "Investment Company") will be held at the Investment Company's offices located at 909 A Street, Tacoma, Washington, on Thursday, November 19, 1998 at 10:00 a.m., local time, for the following purposes:

    1. This item number has been reserved for a matter affecting another series of the Investment Company.

    2. To elect the members of the Board of Trustees of the Investment
  Company.

    3. To ratify the selection of PricewaterhouseCoopers LLP as the Investment Company's independent accountants.

    4. To approve a proposed advisory agreement with Frank Russell Investment Management Company ("FRIMCo"), the current investment manager of the Investment Company, restructuring the manner in which services are provided to the Funds, providing for compensation to FRIMCo for managing certain additional assets of the Funds and, with respect to the Limited Volatility Tax Free Fund, reducing the advisory fee.

    5. To approve a proposed advisory agreement with FRIMCo, to take effect upon the closing of the acquisition of Frank Russell Company by The Northwestern Mutual Life Insurance Company.

    6. To approve a change to the Funds' fundamental investment restrictions limiting borrowing activities, authorizing a higher borrowing level for the purpose of meeting shareholder redemption requests.

    7. To approve the elimination of certain fundamental investment restrictions applicable to the Funds.

    8. To approve a change in the fundamental investment objective of the Limited Volatility Tax Free Fund.

  The Special Meeting also will consider and act upon any other business (none being known as of the date of this notice) as may legally come before the Special Meeting or any adjournment thereof.

  The attached Proxy Statement provides more information concerning each of the proposed items upon which Shareholders will be asked to vote.

  Shareholders of record as of the close of business on September 21, 1998, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

                                      By Order of the Board of Trustees,

                                      /s/ Karl J. Ege

                                      KARL J. EGE, ESQ.
                                      Secretary

Tacoma, Washington

October 19, 1998


 IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING! WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD(S) AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU DESIRE TO VOTE IN PERSON YOU MAY REVOKE YOUR PROXY PRIOR TO THE MEETING.

  Please complete and return all proxy cards enclosed. Each is for a separate
                                     Fund.

                       FRANK RUSSELL INVESTMENT COMPANY
                                 909 A STREET
                           TACOMA, WASHINGTON 98402

                              1-800-787-7354

                             PROXY STATEMENT

                          DATED OCTOBER 19, 1998

              FOR A SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF
               SHAREHOLDERS OF FRANK RUSSELL INVESTMENT COMPANY

                         TO BE HELD NOVEMBER 19, 1998

                                    SUMMARY

WHAT IS THE PURPOSE OF THIS PROXY STATEMENT?

  The principal purpose of this Proxy Statement is to seek Shareholder approval of the matters identified in the table below. Following the table, before addressing the specific Proposals, this Proxy Statement provides you with important information regarding how the Funds operate.


                        PROPOSAL                         SHAREHOLDERS SOLICITED
-------------------------------------------------------------------------------
   1. This item number has been reserved for a matter    -- --
      affecting another series of the Investment
      Company.
-------------------------------------------------------------------------------
   2. To elect the Board of Trustees of the Investment   Each Fund
      Company.
-------------------------------------------------------------------------------
   3. To ratify the selection of                         Each Fund
      PricewaterhouseCoopers LLP as the Investment
      Company's independent accountants.
-------------------------------------------------------------------------------
   4. To approve a proposed advisory agreement           Each Fund, voting
      ("Advisory Agreement") with Frank Russell          with respect to its
      Investment Management Company ("FRIMCo"), the      agreement
      current investment manager to the Investment
      Company, restructuring the manner in which
      services are provided to the Funds, reducing the
      compensation payable thereunder by the Limited
      Volatility Tax Free Fund, and providing for
      compensation to FRIMCo for managing certain
      additional assets of the Funds.
-------------------------------------------------------------------------------
   5. To approve a proposed advisory agreement with      Each Fund
      FRIMCo, to take effect upon the closing of the
      acquisition of Frank Russell Company by The
      Northwestern Mutual Life Insurance Company.
-------------------------------------------------------------------------------
   6. To approve a change to the Funds' fundamental      Each Fund
      investment restrictions, authorizing a higher
      borrowing level for the purpose of meeting
      Shareholder redemption requests.
-------------------------------------------------------------------------------
   7. Revise the Funds' fundamental investment
      restrictions to:
-------------------------------------------------------------------------------
  7a. Eliminate the restriction on investing in          Each Fund
      interests in oil, gas or other mineral
      exploration or developmental programs;

                        PROPOSAL                         SHAREHOLDERS SOLICITED
-------------------------------------------------------------------------------
  7b. Eliminate the restriction on investing in          Each Fund
      securities of an issuer which, together with any
      predecessor, has been in operation for less than
      three years if, as a result, more than 5% of the
      Fund's total assets would then be invested in
      such securities;
-------------------------------------------------------------------------------
  7c. Eliminate the restriction on purchasing or         Each Fund
      retaining the securities of an issuer if, to the
      Fund's knowledge, one or more of the trustees or
      officers of the Investment Company, or one or
      more of the directors of the money manager
      responsible for the investment or its directors
      or officers, individually own beneficially more
      than of 1% of the securities of such issuer and
      together own more than 5% of such securities;
      and
-------------------------------------------------------------------------------
  7d. Eliminate the restriction that the Fund will not   Equity I, Equity II,
      invest more than 5% of the current market value    Equity III, Equity
      of its assets in warrants which are not listed     Q, Equity T,
      on the New York or American Stock Exchanges.       Emerging Markets,
                                                         Fixed Income II,
                                                         Fixed Income III,
                                                         Diversified Equity,
                                                         Special Growth,
                                                         Equity Income,
                                                         Quantitative Equity
                                                         and Multistrategy
                                                         Bond Funds
-------------------------------------------------------------------------------
   8. To approve a change in the Fund's fundamental      Limited Volatility
      investment objective.                              Tax Free Fund only


HOW ARE THE FUNDS MANAGED?

  Each Fund is a sub-trust of the Frank Russell Investment Company, an open-end, management investment company organized under the laws of the Commonwealth of Massachusetts, with principal offices located at 909 A Street, Tacoma, Washington 98402. The management of the business and affairs of the Investment Company is the responsibility of the Board of Trustees (the "Board" or the "Trustees"). The Board oversees the Funds' operations, including reviewing and approving the Funds' contracts with Frank Russell Investment Management Company ("FRIMCo" or the "Manager"), Frank Russell Company ("FRC") and the Funds' money managers. The Investment Company's officers, all of whom are employed by and are officers of FRIMCo or its affiliates, are responsible for the day-to-day management and administration of the Funds' operations. The money managers are responsible for selection of individual portfolio securities for the assets assigned to them.

  Each of the Funds is managed by FRIMCo, whose address is 909 A Street, Tacoma, Washington 98402. As described in more detail in the proposals below,
FRIMCo:

  . provides or supervises the general management and administration, investment advisory and portfolio management, and distribution services for the Funds;

  . furnishes the Funds with office space, equipment and personnel to operate and administer the Funds' business, and supervises services provided by third parties, such as the money managers and the custodian;

  . develops investment guidelines and restrictions, selects money managers, allocates assets among money managers and monitors the money managers' investment programs and results; and

  . provides the Funds with transfer agent, dividend disbursing and shareholder recordkeeping services.

  FRIMCo pays the expenses of providing these services (other than transfer agent, dividend disbursing, and shareholder recordkeeping), as well as a portion of the costs of preparing and distributing materials that describe the Funds. FRIMCo is a wholly owned subsidiary of FRC, which provides comprehensive asset management consulting services to institutional pools of investment assets. George F. Russell, Jr., Chairman of the Board of the Investment Company, is the Chairman of the Board and controlling shareholder of FRC.

  The Investment Company has received an exemptive order from the U.S. Securities and Exchange Commission ("SEC") which permits the Investment Company, with the approval of the Board, to engage and terminate money managers without a shareholder vote and to disclose the aggregate fees paid to the Manager and the money managers of each Fund. On January 22, 1996, the shareholders of the Investment Company voted to approve this arrangement. Exhibit A to this Proxy Statement lists the money managers for the Funds. The money managers will not change as a result of the proposals that Shareholders are being asked to consider at the Special Meeting.

WHAT ARE THE VARIOUS FEES AND EXPENSES FOR THE FUNDS?

  The following summarizes the fees and expenses of the Funds under the current service agreements. Shareholders of each of the Funds are being asked to consider a proposal to restructure the current service arrangements, which is described in Proposal #4 below. The advisory agreement submitted to Shareholders of the Limited Volatility Tax Free Fund will also reflect a reduction in the rate of the compensation payable under that agreement.

  Investment Management Fees: Under its Management Agreement with the Investment Company, FRIMCo receives a management fee from each Fund for FRIMCo's services. From this fee, FRIMCo, as the Investment Company's agent, pays the money managers for their investment selection services. The remainder of the management fee is retained by FRIMCo as compensation for the services described above and to pay expenses. Quarterly, each money manager is paid the pro rata portion of an annual fee, based on the average of all assets allocated to the money manager for the quarter. Additional information regarding the management fees of the Funds is set forth under "Information Regarding the Current Management Agreement and Proposed Advisory Agreement" in this Proxy Statement.

  Administrative Services: FRIMCo provides the Investment Company with administrative services and facilities necessary to operate the Funds. FRIMCo also serves as the dividend-paying agent, transfer agent and shareholder servicing agent for the Funds.

PROPOSAL #1: THIS ITEM NUMBER HAS BEEN RESERVED FOR A MATTER AFFECTING ANOTHER
                                     FUND

          PROPOSAL #2: TO ELECT THE MEMBERS OF THE BOARD OF TRUSTEES

  At its meeting held on October 5, 1998, the Trustees determined to present the election of the Board of Trustees to Shareholders at the Special Meeting. Messrs. Russell, Lynn L. Anderson, Paul E. Anderson, Baxter, Gingrich, Dr. Anton and Ms. Palmer (the "Current Trustees"), after due consideration, unanimously approved each nominee, identified below to stand for election to the Board of Trustees. Mr. Russell will not stand for reelection as a voting Trustee of the Investment Company, although he has been elected to serve as a Trustee Emeritus immediately upon the completion of his present service as a Trustee. In considering the nominees for election as Trustees of the Investment Company, the Trustees took into account the qualifications of each of the nominees and the concern for the continued efficient conduct of the Investment Company's business.

  In particular, the Trustees considered the requirements of the Investment Company Act of 1940 (the "1940 Act") as they apply to the election of Trustees. One factor considered by the Board is the requirement imposed by the 1940 Act's Rule 12b-1 that the selection and nomination of trustees who are not "interested persons" (as that term is defined in Section 2(a)(19) of the 1940 Act) under the Investment Company's Rule 12b-1 Plans (the "Independent Trustees") must be committed, in the first instance, to the Independent Trustees then in office. The Independent Trustees met separately with Investment Company counsel, and proposed the nomination of the Independent Trustees whose names are set forth below.

  At its meeting held on October 5, 1998, the Board also noted the proposed change in control of FRC described in Proposal #5 below. Under Section 15(f) of the 1940 Act, for a period of three years following a change of control, at least 75% of the members of the Board of Trustees must be individuals who are not "interested persons" of FRIMCo or its predecessor entities. Based upon the current affiliations of the nominees for election, the election of a Board comprised of the six nominees set forth in this Proposal #2 will satisfy that requirement.

  The Current Trustees will continue to serve as Trustees until the Trustees elected by the Shareholders take office, although Mr. Russell will resign as a voting Trustee effective December 30, 1998, or at such date as may be considered appropriate to assure that the composition of the Board complies with Section 15(f). Upon the election and qualification of the new Trustees, the six nominees listed below will constitute the Board of Trustees of the Investment Company. It is anticipated that the nominees will take office at the first regularly scheduled Board meeting following their election, which Board Meeting is currently anticipated to be held in January, 1999. Mr. Russell and Mr. Lynn Anderson are, and will continue to be "interested persons" of the Investment Company. Mr. Russell has been designated by the Board of Trustees as a Trustee

Emeritus of the Investment Company as described above pursuant to the Amended Master Trust Agreement. As a Trustee Emeritus, he will be expected to attend meetings of the Board, will participate in discussions of the business of the Investment Company, and may continue to provide the benefit of his advice and experience to the Board. Under the Amended Master Trust Agreement, a Trustee Emeritus does not vote on any matter before the Board, and is not liable for the actions taken or omitted by the Board.

  Because the Investment Company does not hold regular annual meetings, each nominee, if elected, will hold office until his or her successor is elected and qualified. The Board may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or required or permitted by the Amended Master Trust Agreement and by-laws of the Investment Company. In compliance with the 1940 Act, shareholder meetings will be held to elect Trustees whenever fewer than a majority of the Trustees holding office have been elected by the shareholders or, if necessary in the case of filling vacancies, to assure that at least two-thirds of the Trustees holding office after vacancies are filled have been elected by shareholders.

THE NOMINEES

  The following information is provided for each of the six nominees. It includes the nominee's name, principal occupation(s) or employment during the past five years, and directorships with other companies which file reports periodically with the SEC. Unless otherwise noted, the mailing address for each nominee is Frank Russell Investment Company, 909 A Street, Tacoma, WA 98402. Each of the nominees is currently a Trustee of the Investment Company, and, except as otherwise indicated, has served as a Trustee since 1984.

  Mr. Lynn Anderson is the only nominee for election as a Trustee who is an "interested person" of the Investment Company as defined in the 1940 Act. This designation results from his ownership interest and position as an officer of certain FRC affiliates. As used in the list below, "Frank Russell Company" includes its corporate predecessor, Frank Russell Co., Inc.

  *Lynn L. Anderson -- 59 years old -- Trustee, President and Chief Executive Officer since 1987. Trustee, President and Chief Executive Officer, Russell Insurance Funds; Director, Chief Executive Officer and Chairman of the Board, Russell Fund Distributors, Inc.; Trustee, Chairman of the Board, President and Treasurer. The SSgA Funds (investment company); Director, Chief Executive Officer and Chairman of the Board, Frank Russell Investment Management Company; Director, Chief Executive Officer and President, Frank Russell Trust Company; Director and Chairman of the Board, Frank Russell Investment Company Public Limited PLC; Director, Frank Russell Company, Frank Russell Investments (Ireland) Limited, Frank Russell Investments (Cayman) Ltd. and Frank Russell Investments (UK) Ltd.; Russell Insurance Agency, Inc.; Frank Russell Investment Company, PLC; June 1993 to November 1995, Director, Frank Russell Company. Until September 1994, Director and President, The Laurel Funds, Inc.

(investment company); November 1995 to December 1996; Director and Chairman, Russell MLC Management Company; December 1996 to March 1997, Director and Chairman, Frank Russell Company (Delaware), Inc.

  Paul E. Anderson -- 67 years old -- Trustee. 23 Forest Glen Lane, Tacoma, Washington 98409. Trustee, Russell Insurance Funds; 1996 to Present, President, Forest Limited Partnership. 1984 to 1996, President, Vancouver Door Company, Inc.

  Paul Anton, Ph.D. -- 78 years old -- Trustee since 1985. PO Box 212, Gig Harbor, Washington 98335. Trustee, Russell Insurance Funds. President, Paul Anton and Associates (Marketing Consultant on emerging international markets for small corporations). 1991-1994, Adjunct Professor, International Marketing, University of Washington, Tacoma, Washington.

  William E. Baxter -- 73 years old -- Trustee. 800 North C Street, Tacoma, Washington 98403. Trustee, Russell Insurance Funds; Retired.

  Lee C. Gingrich -- 68 years old -- Trustee. 1730 North Jackson, Tacoma, Washington 98406. Trustee, Russell Insurance Funds. President, Gingrich Enterprises, Inc. (Business and Property Management).

  Eleanor W. Palmer -- 72 years old -- Trustee. 2025 Narrows View Circle #232-D, P.O. Box 1057, Gig Harbor, Washington 98335. Trustee, Russell Insurance Funds; Director of Frank Russell Trust Company.

  The Investment Company pays fees only to the Independent Trustees of the Investment Company. Compensation of officers and Trustees who are "interested persons" of the Investment Company (as indicated by an asterisk) is paid by FRIMCo or its affiliates.

  All of the nominees attended each regular Board of Trustees meeting held in 1997, and the special meeting of the Board of Trustees held on June 6, 1997, except for Paul Anderson, who was absent from two meetings, Lynn L. Anderson, who was absent from three meetings, and Eleanor W. Palmer, who was absent from one meeting. The Board of Trustees has an Audit Committee, which is composed of the Independent Trustees of the Investment Company. The function of the Audit Committee is to advise the Board with regard to the appointment of the Investment Company's independent accountants, review and approve audit and non-audit services of the Investment Company's independent accountants, and meet with the Investment Company's financial officers to review the conduct of accounting and internal controls. The Committee also serves as a vehicle for these Trustees to consult separately with the Investment Company's outside counsel. The Audit Committee met once during the year ended December 31, 1997. All members of the Audit Committee attended the Audit Committee meeting. The Board does not have standing nominating or compensation committees.

  The following represents the compensation paid to each Current Trustee for the year ended December 31, 1997:

                                         AGGREGATE      TOTAL COMPENSATION FROM
                                       COMPENSATION     THE INVESTMENT COMPANY
                                    FROM THE INVESTMENT  AND THE FUND COMPLEX
       TRUSTEE                            COMPANY          PAID TO TRUSTEES
       -------                      ------------------- -----------------------
   Lynn L. Anderson................       $     0               $     0
   Paul E. Anderson................       $20,000               $31,263*
   Paul Anton, PhD.................       $20,000               $31,263*
   William E. Baxter...............       $20,000               $31,263*
   Lee C. Gingrich.................       $20,000               $31,263*
   Eleanor W. Palmer...............       $20,000               $31,263*
   George F. Russell...............       $     0               $     0

----------
* The Trustees received $11,263 for service as trustees on the Board of Trustees for the Russell Insurance Funds ($4,000 of which was for services during 1996).

OFFICERS OF THE INVESTMENT COMPANY

  Information about the Investment Company's principal executive officers (other than Lynn Anderson), including their names, ages, position(s) with the Investment Company, and principal occupation or employment during the past five years, is set forth below. An asterisk (*) indicates that the officer is an "interested person" of the Investment Company as defined in the 1940 Act. As used in the table, "Frank Russell Company" includes its corporate predecessor, Frank Russell Co., Inc.

  *George F. Russell, Jr. -- 66 years old -- Trustee and Chairman of the Board since 1984. Trustee and Chairman of the Board of Russell Insurance Funds since 1996; Director, Chairman of the Board and Chief Executive Officer, Russell Building Management Company, Inc.; Director and Chairman of the Board, Frank Russell Company, Frank Russell Securities, Inc., Frank Russell Trust Company, Frank Russell Investments (Delaware), Inc.; Director, Frank Russell Investment Management Company; Director, Chairman of the Board, and President, Russell 20/20 Association.

  *Mark E. Swanson -- 34 years old -- Treasurer and Chief Accounting Officer since August 1998. Treasurer and Chief Accounting Officer, Russell Insurance Funds; Interim Director, Finance and Operations, Frank Russell Trust Company; Assistant Secretary and Principal Accounting Officer, SSgA Funds (investment company); Interim Director of Fund Administration and Accounting, Frank Russell Investment Management Company; Manager, Funds Accounting and Taxes, Russell Fund Distributors, Inc. April 1996 to August 1998, Assistant Treasurer, Frank Russell Investment Company; August 1996 to August 1998, Assistant Treasurer, Russell Insurance Funds; November 1995 to July 1998, Assistant Secretary, the Seven Seas Series Fund; February 1997 to July 1998, Manager, Funds Accounting and Taxes, Frank Russell Investment Management Company.

  *Randall P. Lert -- 45 years old -- Director of Investments since 1991. Director of Investments, Russell Insurance Funds; Senior Investment Officer and Director of Investment Services, Frank Russell Trust Company; Director and Chief Investment Officer, Frank Russell Investment Management Company; Director and Chief Investment Officer, Russell Fund Distributors, Inc. Director-Futures Trading, Frank Russell Investments (Ireland) Limited and Frank Russell Investments (Cayman) Ltd.; Senior Vice President and Director of Portfolio Trading, Frank Russell Canada Limited/Limitee. April 1990 to November 1995, Director of Investments of Frank Russell Investment Management Company.

  *Karl J. Ege -- 57 years old -- Secretary and General Counsel since 1994. Secretary and General Counsel of Russell Insurance Funds. Director, Secretary and General Counsel, Russell Fiduciary Services Co., Frank Russell Capital, Inc.; Secretary, General Counsel and Managing Director--Law and Government Affairs of Frank Russell Company; Secretary and General Counsel of Frank Russell Investment Management Company, Frank Russell Trust Company and Russell Fund Distributors, Inc.; Director and Secretary of Russell Building Management Company Inc., Russell International Services Co., Inc. and Russell 20-20 Association; Director and Assistant Secretary of Frank Russell Company Limited (London) and Russell Systems Ltd.; Director, Frank Russell Investment Company LLC, Frank Russell Investments (Cayman) Ltd., Frank Russell Investment Company PLC, Frank Russell Investments (Ireland) Limited, Frank Russell Company S.A., Frank Russell Japan Co. Ltd., Frank Russell Company (NZ) Limited, Russell Investment Nominee Co PTY Ltd and Frank Russell Investments (UK) Ltd.; Secretary, A Street Investments, Inc.; Director and Secretary, Frank Russell Investments (Delaware), Inc.; July 1992 to June 1994, Director, President and Secretary of Frank Russell Shelf Corporation; From July 1993 to December 1996, Secretary, Russell MLC Management Company.

  *Peter Apanovitch -- 53 years old -- Manager of Short-Term Investment Funds since 1991. Manager of Short-Term Investment Funds, Russell Insurance Funds; Manager of Short-Term Investment Funds, Frank Russell Investment Management Company and Frank Russell Trust Company.

  The persons named in the proxy intend, in the absence of contrary instructions, to vote all proxies in favor of the election of each nominee. A Shareholder may vote for or withhold authority with respect to any or all of the nominees. If an executed proxy is returned without voting instructions, the shares will be voted for all nominees named herein. All of the nominees have consented to being named in this Proxy Statement and to serve if elected. The Investment Company knows of no reason why any nominee would be unable or unwilling to serve if elected. Should any of the nominees become unable or unwilling to accept nomination or election prior to the Special Meeting, the persons named in the proxy will exercise their voting power to vote for such substitute person or persons as the Current Trustees of the Investment Company may recommend.

If any nominee is not approved by the shareholders of the Investment Company, the Board will consider alternative nominations.

  The nominees who receive the greatest number of votes cast by the shareholders of the Investment Company who are present at the Meeting in person or by proxy will be declared elected.

              THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
              VOTE TO ELECT AS TRUSTEES THE NOMINEES FOR ELECTION
              TO THE BOARD OF TRUSTEES OF THE INVESTMENT COMPANY

  PROPOSAL #3: RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS
               THE INVESTMENT COMPANY'S INDEPENDENT ACCOUNTANTS

  At its meeting on April 27, 1998, pursuant to a request by the management of the Investment Company, the Board, including a majority of the Independent Trustees of the Investment Company, selected the firm of PricewaterhouseCoopers LLP to be independent accountants for the Investment Company for the fiscal year ended December 31, 1998. Shareholders of all of the sub-trusts of the Investment Company are being asked at the Special Meeting to ratify the selection of PricewaterhouseCoopers LLP, a firm formed by the recent merger of the Investment Company's accountant with another prominent accounting firm.

  Services in connection with the audit function to be performed by the Investment Company's independent accountants include: (i) the examination of the annual financial statements of the Investment Company; (ii) all services rendered in order to permit the accountants to render a formal opinion on the Investment Company's financial statements; and (iii) provision of assistance and consultations with respect to filings with the SEC. PricewaterhouseCoopers LLP does not have any direct or indirect financial interest in the Investment Company. It is not expected that a representative of PricewaterhouseCoopers LLP will be present at the Special Meeting. If a representative is present, he or she will have an opportunity to make a statement if he or she desires to do so, and would be available to respond to appropriate questions.

  To be ratified, the appointment of PricewaterhouseCoopers LLP must receive the affirmative vote of a majority of the securities of the Investment Company which are present at the Meeting in person or by proxy, and vote on this proposal.

                       THE BOARD OF TRUSTEES RECOMMENDS
                     THAT SHAREHOLDERS VOTE TO RATIFY THE
                  SELECTION OF PRICEWATERHOUSECOOPERS LLP AS
               THE INVESTMENT COMPANY'S INDEPENDENT ACCOUNTANTS

                    PROPOSAL #4: TO APPROVE A NEW ADVISORY
                   AGREEMENT BETWEEN THE INVESTMENT COMPANY,
                   ON BEHALF OF EACH FUND, AND FRANK RUSSELL
                 INVESTMENT MANAGEMENT COMPANY, RESTRUCTURING
                      SERVICES AND PROVIDING COMPENSATION
                        FOR MANAGING ADDITIONAL ASSETS

                  SUMMARY OF THE PROPOSED ADVISORY AGREEMENT

  The Board of the Investment Company has approved and recommended to the shareholders of the Investment Company a new investment advisory agreement which (i) would distinguish investment advisory services from administrative services provided to the Investment Company, and (ii) would assign additional investment supervisory duties to the Manager and provide compensation for those services. The new advisory agreement presented to the shareholders of the Limited Volatility Tax Free Fund will also reflect a reduction of the compensation paid to the Manager.

WHAT ARE THE CURRENT ARRANGEMENTS FOR INVESTMENT SUPERVISORY SERVICES FOR THE FUNDS?

  From the inception of the Investment Company to the present time, the Investment Company has received both its investment advisory and its administrative services from FRIMCo pursuant to a management agreement between the Investment Company and FRIMCo. The current management agreement with FRIMCo (the "Management Agreement"), dated April 1, 1995, as revised to add additional sub-trusts from time to time, was approved by the shareholders of each sub-trust of the Investment Company, at a special meeting held on January 22, 1996 (which special meeting was specifically called to consider and approve the Management Agreement). The Management Agreement was continued until April 30, 1999, by the Board, including all of the Trustees who are not "interested persons" of FRIMCo, at its meeting held on April 27, 1998. The continuance of the current Management Agreement assured that the Investment Company would continue to receive the services of FRIMCo after April 30, 1998.

WHAT CHANGES WOULD BE MADE UNDER THE NEW ADVISORY AGREEMENT?

  The Board has concluded that the Investment Company would benefit from the approval of a new investment advisory agreement (the "Advisory Agreement") to replace the current Management Agreement. This portion of the Proxy Statement describes the proposed Advisory Agreement and the current Management Agreement. The Board recommends that the Shareholders approve the proposed Advisory Agreement. The proposed Advisory Agreement reflects two changes applicable to all Funds, and one further change applicable to the Limited Volatility Tax Free Fund:

    (i) The investment advisory and administrative services which are currently provided under the Management Agreement will be separated into an Advisory Agreement and a separate administration agreement.

    (ii) FRIMCo will assume the responsibility for managing additional assets of the Funds that are not treated as net assets under the current agreement, and will be compensated for that responsibility at a rate not to exceed 0.07 of 1% per annum (0.0007) of those additional assets.

    (iii) The stated advisory fee paid by the Limited Volatility Tax Free Fund under the Management Agreement will be reduced from 0.50% to 0.30% for the reasons described in Proposal #8 below.

  Set forth below is a discussion of the reasons for each of these changes, and a summary of the terms of proposed Advisory Agreement. A copy of the proposed Advisory Agreement is attached as Exhibit C to this Proxy Statement.

HOW WILL THE NEW AGREEMENT RESTRUCTURE AND SEPARATE DIFFERENT SERVICES?

  As noted above, since the inception of the Investment Company, FRIMCo has provided both advisory and administrative services under a single agreement. The current Management Agreement follows this pattern. Both advisory services and administrative services, and the aggregate fee paid for both types of services, are provided for in the Management Agreement. The combination of two types of services (and of the consolidated fee for those services) in a single agreement causes the advisory fees paid by the Investment Company's sub-trusts to appear to be higher than those which some competitors pay for investment advisory services. In addition, under the 1940 Act, a change to the current Management Agreement affecting only administrative services still must be approved by Shareholders because the Management Agreement also covers advisory services. This makes it difficult for the Investment Company to refine or enhance the scope of administrative services that it receives from FRIMCo, although this effort and expense normally is not imposed on other investment companies which make changes to a purely administrative agreement.

  To address these concerns, management asked the Board to consider a proposal to separate the Management Agreement into two separate agreements--the proposed Advisory Agreement and an Administration Agreement. Having a separate Advisory Agreement would enable the Investment Company to present fee information in a manner that conforms with the format used by most other mutual funds. This will allow potential investors to more easily and conveniently compare each Fund's advisory fees with those of similar mutual funds. The stated advisory fee will reflect only amounts paid for advisory services, while administrative costs will be identified under the other expense categories. Expense tables reflecting the separation of the two components of the present fee are included as Exhibit D to this Proxy Statement. Having a separate Administration Agreement will allow the Investment Company more flexibility in adjusting the administrative services it receives from FRIMCo. The Administration Agreement will not deal with the Investment Company's advisory services and will not be subject to Section 15 of the 1940 Act. Thus, changes can be made to the Administration Agreement upon Board approval without the need to hold a shareholder meeting.

  The proposal to separate the advisory and administrative functions is being submitted to all of the Funds in the Investment Company, and restructures the arrangements for each of the Funds. As a separate matter, management also proposed that the Board approve a recommendation to reduce the advisory fee for the Limited Volatility Tax Free Fund. With respect to that reduction in the fee for the Limited Volatility Tax Free Fund, the Board sought and received assurances from FRIMCo that the reduction in the fee paid to FRIMCo would not impair the extent or the quality of the services which would be provided to that Fund in consideration of the lower fee.

  At its meeting on June 3, 1998, the Board reviewed the combination of investment advisory and administrative services currently provided to the Investment Company under the current Management Agreement. The Board then considered the scope of the two sets of services which will be provided to the Investment Company under the proposed Advisory Agreement and the Administration Agreement. FRIMCo has advised the Board, and the Board has determined after further analysis, that the services which will be provided under the two proposed agreements are essentially identical in scope to those currently provided under the current Management Agreement. The Board has also concluded that, while changes in the scope of and cost to the sub-trusts of administrative services could be authorized by the Board in the future, the scope and cost at this time will not be changed by the adoption of the proposed agreements. FRIMCo has advised the Board that there is no current expectation of any reduction in services to, or any material increase in fees payable by, the Investment Company under the proposed agreements as a result of this restructuring of the current Management Agreement.

HOW WILL THE FUNDS COMPENSATE FRIMCO FOR ADDITIONAL INVESTMENT
RESPONSIBILITIES?

  The current Management Agreement provides that each Fund will pay to FRIMCo an investment management fee which is based upon the net assets of the sub-trusts under the supervision of FRIMCo. The assets upon which the fee is based include only that portion of a Fund's assets which are included in the "net assets" of the Fund.

  The development of new investment practices available to investment companies, or the use by investment companies of some investment techniques to a greater extent than had been possible in the past, has offered the Investment Company the opportunity to seek additional investment opportunities which can benefit its shareholders. Certain of these techniques require that the Investment Company assume responsibility for investment oversight of cash or other collateral which the Investment Company receives from other parties to a transaction. For example, if a sub-trust lends a portfolio security which it owns to a third party (typically, a broker dealer), it will require that party to deliver to the sub-trust as collateral for the return of the security an amount of cash which is greater in amount than the value of the security loaned. The sub-trust then benefits by a portion of the additional income, after payment of such items as additional costs and fees, which it can obtain by the investment of that cash collateral in U.S. Government securities or repurchase agreements secured by U.S. Government securities. Neither the collateral, nor the instrument in which the collateral is invested, are deemed to be a part of the net assets of the sub-trusts upon which FRIMCo's current management fee is computed.

  For the Funds to obtain the benefit of these transactions, however, the investment of these assets is required. The Board has requested that FRIMCo, as the Manager of the Investment Company, supervise the investment of these additional assets, and has concluded that the careful use of these techniques by the Investment Company, and the receipt of the services of FRIMCo required to utilize these techniques, is in the interests of the Funds and the shareholders of the Funds. The Board has determined that obtaining these benefits for the Funds is in the interest of the shareholders, and believes that assigning this responsibility to FRIMCo will allow the Funds greater control over risks of such investment activities. FRIMCo has proposed, and the Trustees have agreed, that it is reasonable to compensate FRIMCo for its supervision of these additional assets. (FRIMCo does not receive any other fees for its services in connection with the lending of portfolio securities.) The Board has therefore concluded that it is reasonable that the proposed Advisory Agreement should include a provision which will permit a sub-trust to compensate FRIMCo for investment management of these assets which are not treated as net assets of each Fund at a rate not to exceed 0.07 of 1% per annum of such assets. Such fee is payable on such assets only as and when they are held by the Fund and subject to the oversight of FRIMCo.

CONSIDERATIONS BY THE BOARD

  In its deliberations at the June Board meeting, the Trustees requested and evaluated information which the Trustees considered appropriate to evaluate the new structure and compensation arrangements. The Board also considered information relating to the previous performance of FRIMCo; extensive annual financial, personnel, and expense information obtained by the Board in connection with consideration of the extension of the current Management Agreement; and the duty of the Board to carefully weigh such information in order to determine whether to approve the Advisory Agreement. While the Board recognizes that changes under the Administration Agreement could provide for either increases or decreases in services or fees, any amendment to the Administration Agreement would have to be approved not only by a majority of the Board, but also by a majority of the Trustees who are not interested persons of FRIMCo. The Trustees also noted that the independence of the Board is enhanced because, as discussed above, the Investment Company has in effect Plans of Distribution pursuant to which the selection of the Independent Trustees is committed to the discretion of the Independent Trustees then in office. The Board considered the fiduciary duty of the Board in connection with continuance of or amendment to any advisory agreement.

  Based upon the information obtained by the Board, the Trustees concluded that the approval of the proposed Advisory Agreement, including the advisory fee for management of assets which are not deemed to be part of the net assets of a sub-trust, is in the interests of the Investment Company, the Funds and their shareholders. In reaching this decision, the Board did not determine the relative importance of the factors which were discussed. The discussion by the Trustees with Fund counsel reflected consideration by the Board of all of the issues considered.

  To be approved, the Advisory Agreement must receive the affirmative vote of a "majority of the outstanding voting securities" of each Fund, as defined in the 1940 Act. Under the 1940 Act, a vote of a majority of the outstanding voting securities of each Fund means the lesser of (i) 67% or more of the shares of each Fund represented at the Special Meeting, if more than 50% of the outstanding shares are present at the Special Meeting or represented by proxy, or (ii) more than 50% of the outstanding shares of each Fund.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
                   SHAREHOLDERS VOTE TO APPROVE THE PROPOSED
                 ADVISORY AGREEMENT WITH FRIMCO FOR EACH FUND,
                  INCLUDING THE RESTRUCTURING OF SERVICES AND
                  COMPENSATION FOR MANAGING ADDITIONAL ASSETS

                      PROPOSAL #5: TO APPROVE A PROPOSED

            AGREEMENT WITH FRIMCO, ON BEHALF OF EACH FUND, TO
           TAKE EFFECT UPON THE ACQUISITION OF FRANK RUSSELL COMPANY
               BY THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

INTRODUCTION

  FRIMCo currently serves as the investment manager to the Funds pursuant to the Management Agreement described above in Proposal #4. If Proposal #4 is approved and implemented, FRIMCo will continue to serve as the investment adviser to the Funds pursuant to the new Advisory Agreement. On August 10, 1998, FRC entered into an Agreement and Plan of Merger (the "Transaction Agreement") with The Northwestern Mutual Life Insurance Company ("Northwestern Mutual") pursuant to which Northwestern Mutual will acquire at the effective time all of the outstanding common stock of FRC through the merger of Project Rainier Corp., a wholly-owned subsidiary of Northwestern Mutual, with and into FRC (the "Transaction"). Northwestern Mutual is a Milwaukee-based mutual insurance company with assets of more than $76 billion at June 30, 1998, and annual revenues of more than $12.3 billion for the year ended December 31, 1997. Northwestern Mutual Investment Services, LLC ("NMIS"), a wholly-owned subsidiary of Northwestern Mutual, serves as investment adviser to the Mason Street Funds, Inc. (a family of retail mutual funds sponsored by Northwestern Mutual) and Northwestern Mutual Series Fund, Inc. (the investment fund for Northwestern Mutual's variable annuity and life insurance contracts). NMIS had approximately $9 billion under management at June 30, 1998. The mailing address of Northwestern Mutual is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202-4797.

  Pursuant to the Transaction Agreement, FRC will be the surviving corporation in the merger, and will continue to exist as a Washington corporation, as a subsidiary of Northwestern Mutual. The corporate headquarters of FRC will remain in Tacoma, Washington. FRC will retain its name and operating independence and will continue to operate globally as a separate company. George F. Russell, Jr. will continue as Chairman of the Board of Directors of FRC. Michael J. A. Phillips will continue as Chief Executive Officer of FRC and as a member of FRC's Board of Directors.

  Consummation of the Transaction will constitute an "assignment," as that term is defined in the 1940 Act, of either the Management Agreement or the Advisory Agreement, whichever agreement is then in effect. As required by the 1940 Act, each of these Agreements provides for its automatic termination in the event of its assignment. In anticipation of the Transaction and the resulting termination, a new investment agreement (the "New Agreement") between the Funds and FRIMCo is being submitted for approval by shareholders of the Funds. A copy of the Management Agreement is attached hereto as Exhibit
B. A copy of the Advisory Agreement is attached hereto as Exhibit C. THE NEW AGREEMENT FOR THE FUNDS WILL CONTAIN IN ALL MATERIAL RESPECTS EITHER THE SAME TERMS AS THE MANAGEMENT AGREEMENT, OR THE SAME TERMS AS THE TERMS IN THE ADVISORY AGREEMENT THAT ARE THEN IN EFFECT AT THE TIME OF THE CONSUMMATION OF THE TRANSACTION, other than the effective date of the respective agreement.

BOARD OF TRUSTEES EVALUATION AND CONCLUSIONS

  At a Board of Trustees meeting on August 10, 1998, the Board was advised that FRC and Northwestern Mutual had entered into the Transaction Agreement. The Board directed the officers of the Investment Company to obtain additional information concerning Northwestern Mutual, the terms of the Transaction, and the impact of the Transaction on the Investment Company. Extensive information was provided to the Board by FRC and Northwestern Mutual, and this information was reviewed by the Board. In addition, the Independent Trustees also consulted with the Investment Company's outside counsel concerning these matters. After a careful review and evaluation of this information, a special meeting of the Board was held on October 5, 1998 to consider the information provided by FRC and Northwestern Mutual.

  At its October meeting, the Board of the Investment Company focused upon the effect of the proposed Transaction on the Investment Company. Representatives of FRC and Northwestern Mutual attended the meeting and described the terms of the proposed Transaction and the perceived benefits to the FRC organization, FRIMCo and FRIMCo's investment advisory clients. In the course of these discussions, FRIMCo and FRC advised the Independent Trustees that they did not expect that the proposed Transaction would have a material effect on the operations of the Investment Company or its shareholders. FRC has advised the Independent Trustees that the Transaction Agreement, by its terms, does not contemplate any changes in the structure or operations of FRIMCo, or in the way that FRIMCo provides services to the Investment Company. Representatives of Northwestern Mutual have informed the Trustees that Northwestern Mutual currently intends to maintain the separate existence of the investment companies that FRIMCo advises, and the funds that NMIS manages.

  Though no specific plans have been developed at this time, the Trustees have been advised by FRC that there may be some changes in personnel currently involved in providing services to the Investment Company in order to combine the strengths and efficiencies of FRC and Northwestern Mutual. With respect to non-investment advisory services, Northwestern Mutual and FRC will seek to identify ways in which FRIMCo and other subsidiaries of Northwestern Mutual (including Robert W. Baird & Co. Incorporated) can more effectively meet the administrative needs of the Investment Company and its affiliates. Any changes in investment advisory services would require approval by the Board and Shareholders in accordance with the 1940 Act. Any restructuring of non-advisory services provided by FRIMCo will be subject to the review and approval of the Board of Trustees, including the Trustees who are not "interested persons" of FRC or Northwestern. In their discussions with the Trustees, Northwestern Mutual representatives also emphasized the strengths of the Northwestern Mutual organization and its commitment to provide the FRC organization, including FRIMCo, with the resources necessary to continue to provide high quality services to the Investment Company and the other investment advisory clients of the FRC organization.

  The Board of the Investment Company was advised that the Transaction Agreement provides for FRC to rely, and that FRC intends to rely, on Section 15(f) of the 1940 Act, which provides a safe harbor for an investment adviser to an investment company (and the adviser's affiliated persons) to retain any amount or benefit received in connection with a change in control of the investment adviser so long as the two conditions described below are met.

  First, for a period of three years after the Transaction, at least 75% of the members of the Board of Trustees of the Investment Company must not be "interested persons" of the Investment Company's investment adviser or its predecessor adviser. Assuming the election of the nominees listed in Proposal #2, the Board of the Investment Company would be in compliance with this provision of Section 15(f) at the time of, or prior to, the consummation of the Transaction. (See Proposal #2 concerning the election of the Board of Trustees.)

  Second, an "unfair burden" must not be imposed upon the Investment Company as a result of such Transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in
Section 15(f) to include any arrangement during the two-year period after the Transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the Investment Company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the Investment Company (other than ordinary fees for bona fide services as principal underwriter for the Investment Company). No compensation agreements which would violate
Section 15(f) are contemplated in connection with the Transaction.

  FRIMCo has undertaken to pay the incremental costs associated with the preparation, filing, printing, and distribution of these proxy materials, and of holding the Special Meeting in lieu of Annual Meeting, as well as any other fees and expenses incurred by the Investment Company in connection with the Transaction, including the fees and expenses of legal counsel to the Investment Company, to the extent that such costs are more than those associated with the annual meeting costs which the Investment Company would bear in the absence of this proposal.

  During the course of their deliberations, the Independent Trustees considered a variety of factors. These factors included the nature, quality and extent of the services furnished by FRIMCo to the Investment Company; the investment record of FRIMCo in managing the Funds in the Investment Company, including the special role of FRIMCo as a "manager of managers"; the increased complexity of the domestic and international securities markets; and comparative data as to investment performance, advisory fees and other fees, including administrative fees, and expense ratios. The Board also considered the risks assumed by FRIMCo by serving as adviser to the Investment Company; the necessity for FRIMCo to maintain and enhance its ability to retain and attract capable personnel to serve the Investment Company; FRIMCo's profitability from advising the Investment Company; and other benefits received by FRIMCo from serving the Investment Company. In connection with the acquisition of FRC by Northwestern Mutual, the Board noted that there could be possible economies of scale or other advantages to the Investment Company of having an adviser with a parent which also serves other investment companies. The Board also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well capitalized companies which are spending and appear to be prepared to continue to spend substantial sums to engage experienced personnel and to provide services to competing investment companies; and the financial resources of FRIMCo and the continuance of appropriate incentive compensation arrangements to assure that FRIMCo will continue to furnish high quality services to the Investment Company.

  In addition to the foregoing factors, the Independent Trustees gave careful consideration to the likely impact of the Transaction on the FRC organization. In this regard, the Independent Trustees considered, among other things, the following factors: the structure of the Transaction, which is expected to afford FRIMCo executives significant autonomy over FRIMCo's operations and could potentially provide meaningful FRC equity participation and incentives for certain FRIMCo employees; FRIMCo's, FRC's and Northwestern Mutual's commitment to enable FRIMCo to pay compensation adequate to attract and retain top quality personnel; information regarding the financial resources and business reputation of Northwestern Mutual; the complementary nature of various aspects of the business of FRIMCo and the Northwestern Mutual organization; and the current intention of Northwestern Mutual to maintain separate Frank Russell and Northwestern Mutual brands in the mutual fund business. Based on the foregoing, the Independent Trustees concluded that the Transaction should cause no reduction in the quality of services provided to the Investment Company and concluded that the Transaction should enhance FRIMCo's ability to provide such services. The Independent Trustees considered the foregoing factors with respect to each of the sub-trusts of the Investment Company, and the Investment Company collectively. The Trustees, including the Independent Trustees, concluded that the on-going reorganization of the organizational and operational structure of the sub-trusts of the Investment Company permitted the Trustees to conclude that no sub-trust would be affected differently from the Investment Company as a whole in these respects, and therefore determined that the conclusions of the Board with respect to these matters would have equal impact with respect to every sub-trust in the Investment Company.

  As a result of these deliberations, at the Board of Trustees meeting on October 5, 1998, the Trustees of the Investment Company, including the Independent Trustees, approved the New Agreement for the Investment Company, and recommended that shareholders of each of the sub-trusts in the Investment Company approve the New Agreement, to become effective upon the completion of the change of control of FRC and the termination of the agreement then in effect. (See Proposal #4 concerning the current investment management agreement, and the proposed advisory agreement.) In reaching this decision, the Board did not determine the relative importance of the factors which were discussed. The discussion by the Trustees with Fund counsel reflected consideration by the Board of all of the issues considered.

  The Board has not determined what action would be taken in the event that any sub-trust does not approve the New Agreement for that sub-trust, and the Transaction closes. In such a circumstance, the Board would seek to obtain for the sub-trust suitable advisory services from FRIMCo or another investment advisor on both an interim and/or a continuing basis. The approval of continuing arrangements would be subject to the approval of the shareholders of the affected sub-trust. The Trustees have determined that, in the event the Transaction is not completed, FRIMCo will continue to serve the Investment Company under the terms of the agreement then in effect.

INFORMATION CONCERNING THE TRANSACTION AND NORTHWESTERN MUTUAL

  Under the Transaction Agreement, at the effective time of the Transaction, each share of FRC common stock then outstanding (other than shares for which dissenters' rights have been exercised) will be converted into the right to receive $905,000,000 divided by the number of fully diluted units of equity of FRC (taking into account all outstanding shares of FRC capital stock, options to acquire shares of FRC capital stock, equity appreciation units and other equity related rights), adjusted as described below. Such share price will be increased or reduced based on the change (taking into account certain pro forma adjustments) in FRC's net worth per share between March 31, 1998 and closing. In addition, $90,000,000 of the $905,000,000 will be held back by Northwestern Mutual at the closing to cover any adjustments occasioned by changes in the net worth of FRC and for any losses incurred by Northwestern Mutual or FRC as a result of the breach by FRC of certain specified representations made by FRC in the Transaction Agreement, and will be distributed to the former FRC shareholders and other former holders of FRC equity related rights no earlier than October 1, 1999, to the extent there are no such adjustments or claims in respect of the breach of the specified representations. FRC currently has approximately 200 shareholders.

  Certain shareholders of FRC who have held their shares of common stock for less than twelve months will have the option to convert such shares of common stock into FRC preferred stock prior to the closing. Such preferred stock will be subject to certain put and call rights during certain periods (at a price per share equal to the amount that would have been paid if the preferred stock had been common stock at the effective time of the Transaction, plus a percentage of cumulative earnings per share of FRC on a fully diluted basis from such effective time to the quarter preceding the put or call) but will convert to FRC common stock if not redeemed or repurchased after four years. George Russell, his family members and their related trusts are expected to own approximately 59% in the aggregate of the fully diluted equity units of FRC at the effective time of the Transaction. Lynn Anderson is also a shareholder of FRC and is expected to own approximately 1% of the fully diluted equity units of FRC at the effective time of the Transaction.

  At and after the effective time of the Transaction, FRC will be a subsidiary of Northwestern Mutual. FRIMCo will remain a wholly-owned subsidiary of FRC. In connection with the Transaction, 50,000,000 shares of new FRC common stock will be reserved for future issuance under a FRC Incentive Payments Plan. The Incentive Payments Plan will be established to enhance the value of FRC and its subsidiaries, including FRIMCo, by motivating superior performance of management and key employees of the FRC organization after the closing of the Transaction through the award of shares of FRC common stock and cash (to cover certain income tax consequences of any stock award) to certain employees of FRC and its subsidiaries. Over the course of a five-year period from the effective time of the Transaction, participants in the Incentive Payments Plan could collectively earn awards constituting up to 20% of the outstanding common stock of FRC, depending upon FRC's cumulative earnings over the five-year period. George Russell and his wife, Jane Russell, will be awarded 20% in the aggregate of the total number of incentive shares that may be issued under the Incentive Payments Plan. Lynn Anderson is expected to participate in the Incentive Payments Plan. The number of incentive shares to be granted to Mr. Anderson will be determined after the closing of the Transaction.

  At the closing, FRC and Northwestern Mutual will enter into a Governance Agreement (the "Governance Agreement"). Under the Governance Agreement, the Board of Directors of FRC will be comprised of five persons. Initially, Northwestern Mutual will elect to the FRC Board George F. Russell, Jr., Michael J.A. Phillips (both of whom are currently members of FRC's Board) and three other Northwestern Mutual-designated persons. Thereafter, Northwestern Mutual has agreed to take all actions within its power to cause the FRC Board at all times to be comprised of (i) FRC's Chief Executive Officer and one other senior officer or employee of FRC designated by the Chief Executive Officer and approved by a majority of the other FRC directors then in office (with Messrs. Russell and Phillips, each a "Russell-designated director"); and
(ii) three other persons designated by Northwestern Mutual.

  The names, addresses and principal occupations of the initial Russell-designated directors are as follows:

    George F. Russell, Jr., 909 A Street, Tacoma, Washington, 98402; Trustee and Chairman of the Board since 1984, Frank Russell Investment Company; Trustee and Chairman of the Board, Russell Insurance Funds; Director, Chairman of the Board, and Chief Executive Officer, Russell Building Management Company, Inc.; Director and Chairman of the Board, Frank Russell Company, Frank Russell Securities, Inc., Frank Russell Trust Company, Frank Russell Investments (Delaware), Inc.; Director, Frank Russell Investment Management Company; Director, Chairman of the Board and President, Russell 20/20 Association.

    Michael J.A. Phillips, 909 A Street, Tacoma, Washington, 98402; Director, President and Chief Executive Officer, Frank Russell Company; Director and President, Frank Russell Investments (Delaware), Inc.; Director, Frank Russell Capital Inc., Frank Russell Japan Co., Ltd., Frank Russell Trust Company, Russell Systems Limited, Frank Russell Company Limited and Frank Russell Company Pty Limited.

  The three initial directors to be designated by Northwestern Mutual have not yet been determined, but will be selected prior to the closing of the Transaction. It is currently anticipated that such directors will be selected from among the executive officers of Northwestern Mutual.

  The Governance Agreement, which will terminate no later than December 31, 2008, vests the officers of FRC with the responsibility for day-to-day management and implementation of FRC's annual operating budget and strategic plan. However, FRC Board approval is required before certain specified actions may be taken by FRC or its subsidiaries including, (i) the registration, issuance and/or sales of securities of FRC and its subsidiaries; (ii) the merger, consolidation or sale of a substantial portion of assets with or to another entity (other than another FRC company); (iii) entering into certain joint ventures, partnerships or other business combinations or acquisitions;
(iv) entering into any material business or line of business other than investment management, investment consulting, securities trading, analytical services, and other similar financial services, or discontinuing any material line of business; (v) entering into material exclusivity contracts, or other agreements, which materially restrict the manner in which FRC or its subsidiaries conduct their investment management business in any jurisdiction, or any U.S. distribution agreements with any life insurance company or life insurance marketing company other than Northwestern Mutual and its affiliates; (vi) selling, leasing or otherwise disposing of certain assets or property; (vii) assuming, incurring, or becoming liable for certain material indebtedness for borrowed money; (viii) pledging, mortgaging or encumbering certain assets; (ix) amending its articles of incorporation or bylaws or undertaking any recapitalization or similar plan; (x) changing FRC's heads of internal audit or compliance; (xi) approving any transaction with key employees or certain related parties; (xii) taking any action with respect to a FRC stockholder meeting; (xiii) declaring dividends or distributions on FRC's shares; or (xiv) taking any action required to be taken or approved by the FRC Board under Washington State corporate law. With respect to (iv) and (v) above, FRC Board approval must include the approval of the Chief Executive Officer of FRC. In addition, for a period of ten years from the date of the Governance Agreement, FRC may not change its name or move its principal place of business to a location other than Tacoma, Washington, without the unanimous vote or consent of the FRC Board.

  The closing of the Transaction is subject to a number of conditions, including, among others, approval by FRC shareholders; a determination that at the closing date FRC's annualized revenues from investment advisory, retainer consulting and analytical services (neutralized for market effect and currency fluctuations) have not fallen below 90% of the level of such revenues as of July 31, 1998; the absence of any restraining order or injunction preventing the Transaction, or any litigation seeking such an injunction; the continued accuracy of the representations and warranties contained in the Transaction Agreement; delivery and/or filing of certain documents contemplated by the Transaction Agreement; all material governmental approvals having been obtained; holders of not more than 2% of the outstanding FRC common stock having exercised their statutory appraisal rights; and compliance in all material respects with all agreements and obligations contained in the Transaction Agreement. Holders entitled to vote a percentage of shares of FRC sufficient to approve the Transaction have entered into an agreement with Northwestern Mutual in which they have agreed to vote such shares in favor of the approval of the Transaction. The Transaction is expected to close on or about December 30, 1998, with the merger becoming effective on January 1, 1999.

  The information set forth under this Proposal #5 concerning FRC and the Transaction has been provided to the Funds by FRC, and the information set forth under this Proposal #5 concerning Northwestern Mutual has been provided to the Funds by Northwestern Mutual.

  Founded in 1857, Northwestern Mutual is a mutual insurance corporation organized under the laws of Wisconsin. Its home office is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202-4797. Northwestern Mutual's products consist of a full range of permanent and term life insurance, disability income insurance, long term care insurance, mutual funds and annuities for personal, estate, retirement, business and benefits planning. Northwestern Mutual provides its insurance products and services through an exclusive network of approximately 7,200 agents associated with over 100 general agencies nationwide. Northwestern Mutual leads the U.S. in both individual life insurance sold annually (approximately $78 billion in 1997) and total individual life insurance in force (more than $500 billion at June 30, 1998). Northwestern Mutual employs over 3,600 people, mostly in Milwaukee, Wisconsin.

  FRC, one of the world's leading investment management and consulting firms, provides investment advice, analytical tools and funds to institutional and individual investors in more than 30 countries. FRC, through its subsidiaries, currently manages approximately $40 billion in assets and provides investment strategy consulting, including manager selection, for more than $1 trillion in retainer client assets. It is also well known for its family of market indexes, including the Russell 2000(R). Russell indexes provide complete sets of performance benchmarks for investors in Australia, Canada, Japan and the United States. FRC is a three-time winner of Washington CEO magazine's "Best Large Company to Work For" award in Washington State, and in 1997 was chosen from among some 12 million family companies to receive the "National Family Business of the Year" Award. Founded in 1936, the FRC organization is an established presence in the asset management and mutual fund industry.

REQUIRED VOTE

  Approval of this Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Funds, as defined in the 1940 Act, and as described in more detail in the last paragraph under Proposal #4.

              THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

               VOTE TO APPROVE THE PROPOSED AGREEMENT WITH
                 FRIMCO ON BEHALF OF THE FUNDS, TO TAKE EFFECT
              UPON THE ACQUISITION OF FRC BY NORTHWESTERN MUTUAL

                    PROPOSAL #6: TO APPROVE AN AMENDMENT TO
                      EACH FUND'S FUNDAMENTAL INVESTMENT
                 RESTRICTIONS TO INCREASE THE AMOUNT WHICH THE
                      FUND MAY BORROW TO MEET REDEMPTIONS

WHAT IS THE CURRENT LIMITATION ON BORROWING BY THE FUNDS?

  Section 18(f)(1) of the 1940 Act provides that it shall be unlawful for any registered open-end investment company to issue any class of senior security or to sell any senior security of which it is the issuer, except that any such registered company shall be permitted to borrow from any bank; provided, that immediately after any such borrowing, there is an asset coverage of at least 300 per cent for all borrowings of the investment company; and provided further, that in the event that such asset coverage shall at any time fall below 300 per cent the registered company shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may allow, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per cent.

  The Investment Company, on behalf of the Funds, has previously adopted a fundamental investment restriction that limits the borrowing authority of each sub-trust to less than the amount that is permitted by the 1940 Act as described in the prior paragraph. Specifically, each Fund's investment restriction on borrowing currently provides:

    "[The Fund will not:] Borrow amounts more than 5% of the Fund's total assets taken at cost or at market value, whichever is lower, and only from banks as a temporary measure for extraordinary or emergency purposes, except that [the] Fund may engage in reverse repurchase agreements to meet redemption requests without immediately selling any portfolio instruments. The Fund will not mortgage, pledge or in any other manner transfer as security for any indebtedness, any of its assets. Collateral arrangements with respect to margin for futures contracts are not deemed a pledge of assets."

WHY IS AN INCREASE IN THE BORROWING LIMITATION PROPOSED?

  At a Board meeting held on April 27, 1998, management reported to the Board on the prospects for entering into a line of credit for the Investment Company with a commercial bank, whereby the Investment Company's sub-trusts would be permitted to borrow money under the line of credit in order to meet redemption requests. This practice would permit the Funds to pay redemption proceeds to shareholders without the need to make untimely and disadvantageous dispositions of securities. Given the current investment restriction of the Investment Company, borrowings by the Funds for this purpose would be limited to five percent of each Fund's assets.

  At the Board meeting, management recommended that the Trustees consider approving a revision to the fundamental restriction that would authorize a higher borrowing level for the purpose of efficiently meeting shareholder redemption requests. FRIMCo, in advocating an increase in the borrowing limits for the Investment Company's sub-trusts, noted that raising the maximum level of borrowing to conform to the 1940 Act's limitation would give the Investment Company's money managers greater flexibility in meeting shareholder redemption requests.

  The officers of the Investment Company noted that an increase in the maximum level of borrowing permitted to the Investment Company's sub-trusts would permit the Investment Company to negotiate a larger line of credit with a bank, although the officers advised the Board that there is no current intention to do so at this time.

  At a meeting on June 3, 1998, the Board approved a proposal to increase the borrowing limit under each Fund's fundamental investment restriction, and directed that the officers of the Investment Company submit to Shareholders a proposal to approve such amendment to permit borrowing at a higher level by the Funds. If approved, each Fund's investment restriction would be revised to state:

    "[The Fund will not:] Borrow money, except that the Fund may borrow as a temporary measure for extraordinary or emergency purposes, and not in excess of five percent of its net assets; provided, that the Fund may borrow to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33 1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time the Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will be reduced to the extent necessary to comply with this limitation within three days. Reverse repurchase agreements will not be considered borrowings for purposes of the foregoing restriction, provided that the Fund will not purchase investments when borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets."

  The revised fundamental investment restriction will take effect after receipt of approval by Shareholders.

  To be approved, the proposal must receive the affirmative vote of "a majority of the outstanding voting securities" of each Fund, as defined in the 1940 Act, and as described in more detail in the last paragraph under Proposal #4.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
                   SHAREHOLDERS VOTE TO APPROVE A CHANGE IN
             EACH FUND'S FUNDAMENTAL RESTRICTIONS TO INCREASE THE
                   LIMITS ON BORROWING MONEY FOR THE PURPOSE
                            OF MEETING REDEMPTIONS

   PROPOSAL #7: TO APPROVE THE ELIMINATION OF CERTAIN FUNDAMENTAL INVESTMENT
                     RESTRICTIONS APPLICABLE TO THE FUNDS

  In October 1996, Congress enacted the National Securities Markets Improvement Act of 1996 ("NSMIA") to promote efficiency and capital formation in the financial markets. Among its provisions, NSMIA preempted states from regulating the offering of securities of registered investment companies, such as the Investment Company. In practical effect, NSMIA nullified a body of differing state securities laws applicable to operational and investment requirements that had historically been imposed on investment companies by some states.

  As a result of the enactment of NSMIA, certain of the fundamental and non-fundamental investment policies and restrictions adopted in the past by the Funds to comply with state qualification requirements were rendered no longer necessary. At the Board meeting held on November 4, 1996, management recommended that the Trustees approve, subject to Shareholder approval, the elimination of certain fundamental and non-fundamental investment policies and restrictions, which appear in the Investment Company's Statements of Additional Information. The fundamental restrictions for each of the Funds which are proposed to be eliminated are substantially as follows:

    1) The Fund will not invest in interests in oil, gas or other mineral exploration or development programs;

    2) The Fund will not invest in securities of an issuer which, together with any predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund's total assets would then be invested in such securities; and

    3) The Fund will not purchase or retain the securities of an issuer if, to the Fund's knowledge, one or more of the Trustees or officers of the Investment Company, or one or more of the officers or directors of the money manager responsible for the investment or its directors or officers, individually own beneficially more than 1/2 of 1% of the securities of such issuer and together own beneficially more than 5% of such securities.

  In addition, Shareholders of the Equity I, Equity II, Equity III, Equity Q, Equity T, Emerging Markets, Fixed Income II, Fixed Income III, Diversified Equity, Special Growth, Equity Income, Quantitative Equity, and Multistrategy Bond Funds are being asked to approve the elimination of the following additional fundamental restriction:

    4) The Fund will not invest more than 5% of the current market value of its assets in warrants which are not listed on the New York or American Stock Exchanges.

  Management believes that the fundamental restrictions identified above limit the Funds' money managers without a commensurate reduction in risk for the Funds, and hence, benefit neither the Funds nor their Shareholders. Since NSMIA has preempted the states' ability to compel the Funds' compliance with these investment restrictions, the Board approved the elimination, subject to Shareholder approval, of each of the restrictions set forth above. However, the Funds have no present intention to engage in those types of investment activities from which the Funds were previously restricted.

  Shareholders must vote to eliminate each investment restriction identified above individually.

  To be approved, the elimination of each fundamental investment restriction must receive the affirmative vote of "a majority of the outstanding voting securities" of each Fund, as defined in the 1940 Act, and as described in more detail in the last paragraph under Proposal #4.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
                SHAREHOLDERS VOTE TO APPROVE THE ELIMINATION OF
                  CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS
                            APPLICABLE TO THE FUNDS

                   PROPOSAL #8: TO APPROVE A PROPOSED CHANGE

          IN THE LIMITED VOLATILITY TAX FREE FUND'S FUNDAMENTAL
                             INVESTMENT OBJECTIVE

  The Limited Volatility Tax Free Fund's (the "Tax Free Fund") current investment objective is to provide a high level of federal tax-exempt income consistent with preservation of capital, by investing primarily in municipal obligations maturing in seven years or less from the date of acquisition. At a Board meeting held on April 27, 1998, management recommended that the Tax Free Fund's investment objective be revised to state that the Fund will seek to provide a high level of federal tax exempt current income by investing primarily in a diversified portfolio of investment grade municipal securities. The principal significance of this change will be to permit the Tax Free Fund to adjust its maximum maturity limit to reflect investment factors affecting the marketplace, instead of operating within a fixed maximum maturity of seven years. The Tax Free Fund currently intends to invest 100%, and will always invest at least 80%, of its net assets in municipal obligations.

  Management suggested, and the Board agreed, that an increase in the range of maturities which the Tax Free Fund might acquire could offer the potential for an improvement in the range of yields available to the Fund for investment. For the same reason, management suggested that it would expect to ease the Tax Free Fund's credit restrictions to permit the possibility of investing in securities which offer a higher yield in recognition of the slightly higher risk posed by the creditworthiness of the issuer. Management described the concept that portfolio investments with a longer maturity might be more volatile in the marketplace, and noted that the increase in the range was expected to produce a corresponding increase in the average weighted maturity of the portfolio. The Board considered these factors, and concluded that there was a reasonable basis to anticipate that the additional return would justify the possibility of a change in the portfolio's average maturity.

  In conjunction with the modification of the Tax Free Fund's investment objective, management indicated to the Board that the Tax Free Fund's current benchmark would change from The Lehman Brothers Three Year Municipal Bond Index to The Lehman Brothers Three to Ten Year Municipal Bond Index. This index will better reflect the wider range of maturities available to the Tax Free Fund under this proposal. Furthermore, it was also proposed that the advisory fee for the Tax Free Fund be reduced from 0.45%/1/ to 0.30% of the Tax Free Fund's average daily net assets. Management suggested that the fee reduction in Proposal #4 above, together with the proposed changes, could improve the Tax Free Fund's market identity and could result in increased sales of the Fund's shares. In this regard, it was also proposed that the name of the Tax Free Fund be changed to the Tax Exempt Bond Fund.

  The Board considered these factors, and recommended that the proposed change in the Tax Free Fund's investment objective be presented for shareholder approval at the Special Meeting. To be approved, the new investment objective must receive the affirmative vote of a "majority of the outstanding voting securities" of the Tax Free Fund, as defined in the 1940 Act, and as described in more detail in the last paragraph of Proposal #4. The Board also approved the proposed change in the name of the Fund.
----------

1 The 0.45% was 0.50% before the implementation of the proposal to reallocate advisory and administrative services.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
                   SHAREHOLDERS OF THE TAX FREE FUND VOTE TO
                   APPROVE THE PROPOSED INVESTMENT OBJECTIVE

            INFORMATION REGARDING THE CURRENT MANAGEMENT AGREEMENT

  The table below sets forth (i) the net assets of each Fund as of the Investment Company's year ended December 31, 1997; (ii) the rate of management fee, computed daily and payable monthly, to which FRIMCo is entitled for the services provided and expenses assumed pursuant to the Management Agreement;
(iii) the management fees paid by FRIMCo to each Fund's money managers for their investment selection services for the year ended December 31, 1997; and
(iv) the actual management fees (net of waivers) paid by each Fund for the year ended December 31, 1997.

                                              ANNUAL
                                            MANAGEMENT   FEES PAID TO     MANAGEMENT FEES
                                            FEE (BASED  MONEY MANAGERS   (NET OF WAIVERS)
                            NET ASSETS AS   ON AVERAGE  FOR FISCAL YEAR         FOR
      NAME OF FUND           OF 12/31/97    NET ASSETS) ENDED 12/31/97  YEAR ENDED 12/31/97
      ------------        ----------------- ----------- --------------- -------------------
Diversified Equity
 Fund...................  $1,042,619,846.00    0.78          0.23              0.78
Special Growth Fund.....  $  572,635,141.00    0.95          0.40              0.95
Equity Income Fund......  $  226,952,198.00    0.80          0.19              0.80
Quantitative Equity
 Fund...................  $  996,879,538.00    0.78          0.19              0.78
International Securities
 Fund...................  $  839,766,613.00    0.95          0.39              0.95
Diversified Bond Fund...  $  687,330,897.00    0.45          0.08              0.45
Multistrategy Bond
 Fund...................  $  437,311,610.00    0.65          0.21              0.58
Limited Volatility Tax
 Free Fund..............  $   83,075,721.00    0.50          0.25              0.50
Volatility Constrained
 Bond Fund..............  $  172,976,445.00    0.50          0.17              0.50
Real Estate Securities
 Fund...................  $  615,482,560.00    0.85          0.29              0.85
U.S. Government Money
 Market Fund............  $  187,412,297.00    0.25          0.00              0.03
Tax Free Money Market
 Fund...................  $  130,724,586.00    0.25          0.10              0.15
Equity I Fund...........  $1,136,372,648.00    0.60          0.23              0.60
Equity II Fund..........  $  482,158,859.00    0.75          0.40              0.75
Equity III Fund.........  $  242,111,519.00    0.60          0.19              0.60
Equity Q Fund...........  $  987,760,320.00    0.60          0.19              0.60
International Fund......  $  972,734,906.00    0.75          0.39              0.75
Emerging Markets Fund...  $  333,051,657.00    1.20          0.68              1.20
Fixed Income I Fund.....  $  798,252,421.00    0.30          0.08              0.30
Fixed Income II Fund....  $  229,469,933.00    0.50          0.17              0.50
Fixed Income III Fund...  $  382,433,194.00    0.55          0.21              0.55
Equity T Fund...........  $  109,735,041.00    0.75          0.31              0.68
Money Market Fund.......  $  926,282,567.00    0.25          0.00              0.10
Aggressive Strategy
 Fund...................  $    5,307,274.00    0.25          0.00              0.00
Balanced Strategy Fund..  $    3,554,496.00    0.25          0.00              0.00
Moderate Strategy Fund..  $      385,127.00    0.25          0.00              0.00
Conservative Strategy
 Fund...................  $       22,620.00    0.25          0.00              0.00
Equity Balanced Strategy
 Fund...................  $    2,985,162.00    0.25          0.00              0.00

  The table below sets forth the fees and expenses for each Fund that are expected to be incurred as a result of the implementation of the Proposed Advisory Agreement described above in Proposal #4. For your reference, the current and the proposed management fees, other expenses and total Fund operating expenses are depicted.

                                               CURRENT                      PROPOSED
                           CURRENT   CURRENT  TOTAL FUND PROPOSED PROPOSED TOTAL FUND
                          MANAGEMENT  OTHER   OPERATING  MANAGE-   OTHER   OPERATING
      NAME OF FUND           FEE     EXPENSES  EXPENSES  MENT FEE EXPENSES  EXPENSES
      ------------        ---------- -------- ---------- -------- -------- ----------
Diversified Equity
 Fund...................     0.78      0.17      0.95      0.73     0.22      0.95
Special Growth Fund.....     0.95      0.25      1.20      0.90     0.30      1.20
Equity Income Fund......     0.80      0.26      1.06      0.75     0.31      1.06
Quantitative Equity
 Fund...................     0.78      0.16      0.94      0.73     0.21      0.94
International Securities
 Fund...................     0.95      0.35      1.30      0.90     0.40      1.30
Diversified Bond Fund...     0.45      0.14      0.59      0.40     0.19      0.59
Multistrategy Bond
 Fund...................     0.65      0.22      0.87      0.60     0.27      0.87
Limited Volatility Tax
 Free Fund..............     0.50      0.21      0.71      0.30     0.26      0.56
Volatility Constrained
 Bond Fund..............     0.50      0.24      0.74      0.45     0.29      0.74
Real Estate Securities
 Fund...................     0.85      0.54      1.39      0.80     0.59      1.39
U.S. Government Money
 Market Fund............     0.25      0.27      0.52      0.20     0.32      0.52
Tax Free Money Market
 Fund...................     0.25      0.13      0.38      0.20     0.18      0.38
Equity I Fund...........     0.60      0.10      0.70      0.55     0.15      0.70
Equity II Fund..........     0.75      0.18      0.93      0.70     0.23      0.93
Equity III Fund.........     0.60      0.15      0.75      0.55     0.20      0.75
Equity Q Fund...........     0.60      0.08      0.68      0.55     0.13      0.68
International Fund......     0.75      0.26      1.01      0.70     0.31      1.01
Emerging Markets Fund...     1.20      0.61      1.81      1.15     0.66      1.81
Fixed Income I Fund.....     0.30      0.11      0.41      0.25     0.16      0.41
Fixed Income II Funds...     0.50      0.17      0.67      0.45     0.22      0.67
Fixed Income III Fund...     0.55      0.16      0.71      0.50     0.21      0.71
Equity T Fund...........     0.75      0.32      1.07      0.70     0.37      1.07
Money Market Fund.......     0.25      0.06      0.31      0.20     0.11      0.31
Aggressive Strategy
 Fund...................     0.25      0.25      0.50      0.20     0.30      0.50
Balanced Strategy Fund..     0.25      0.25      0.50      0.20     0.30      0.50
Moderate Strategy Fund..     0.25      0.25      0.50      0.20     0.30      0.50
Conservative Strategy
 Fund...................     0.25      0.25      0.50      0.20     0.30      0.50
Equity Balanced Strategy
 Fund...................     0.25      0.25      0.50      0.20     0.30      0.50

  For the year ended December 31, 1997, brokerage commissions paid by the Funds were:

Equity I Fund...................................................... $ 2,525,291
Equity II Fund.....................................................     743,450
Equity III Fund....................................................     540,862
Equity Q Fund......................................................   1,323,995
Equity T Fund......................................................      40,539
International Fund.................................................   2,679,272
Emerging Markets Fund..............................................   1,722,534
Diversified Equity Fund............................................   2,340,509
Special Growth Fund................................................     828,211
Equity Income Fund.................................................     515,622
Quantitative Equity Fund...........................................   1,069,927
International Securities Fund......................................   2,193,334
Real Estate Securities Fund........................................     641,659
                                                                    -----------
   Total........................................................... $17,165,205
                                                                    ===========

  Fixed Income I, Fixed Income II, Fixed Income III, Diversified Bond, Multistrategy Bond, Limited Volatility Tax Free, US Government Money Market and Tax Free Money Market Funds normally do not pay a stated brokerage commission on a transaction. These latter Funds, however, engage in transactions with dealers acting as principal and the costs of such transactions involve dealer spreads rather than brokerage commissions.

DIRECTORS AND OFFICERS OF FRIMCO

  Set forth below are the names and current positions of the directors and officers of FRIMCo, along with their positions with FRC and/or the Investment Company, if applicable:

             NAME              INVESTMENT COMPANY     FRIMCO          FRC
             ----              ------------------     ------          ---
George F. Russell, Jr.........  Trustee,          Director       Director,
                                Chairman of                      Chairman of
                                the Board                        the Board
Lynn L. Anderson..............  Trustee,          Director,      Director
                                President, and    Chairman of
                                Chief             the Board and
                                Executive         Chief
                                Officer           Executive
                                                  Officer
Randall P. Lert...............  Director of       Director       --
                                Investments
Eric A. Russell...............  --                Director,      Director
                                                  President
Karl J. Ege...................  Secretary and     Secretary and  Director,
                                General           General        Secretary and
                                Counsel           Counsel        General
                                                                 Counsel
Peter F. Apanovitch...........  Manager of        Manager of     --
                                Short Term        Short Term
                                Investment        Investment
                                Funds             Funds
Mark E. Swanson...............  Treasurer and     Interim        --
                                Chief             Director of
                                Accounting        Fund
                                Officer           Administration
                                                  and Accounting

             INFORMATION REGARDING THE SOLICITATION AND REVOCATION
                       OF PROXIES AND VOTING INFORMATION

  This Proxy Statement is provided on behalf of the Board of Trustees of the Investment Company in connection with a Special Meeting in lieu of Annual Meeting of Shareholders of the Investment Company to be held at the offices of the Investment Company at 909 A Street, Tacoma, Washington 98402, on Thursday, November 19, 1998 at 10:00 a.m., local time, and at any or all adjournments thereof. This Proxy Statement is first being mailed to Shareholders on or about October 19, 1998. You may revoke your proxy at any time before it is exercised by delivering a written notice to the Investment Company expressly revoking your proxy, by signing and forwarding to the Investment Company a later-dated proxy, or by attending the Special Meeting and casting your votes in person.

  The Investment Company requests that broker-dealer firms, custodians, nominees and fiduciaries forward proxy material to the beneficial owners of the shares held of record by such persons. The Investment Company may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. The cost of soliciting these proxies will be borne by each Fund, to the extent of its direct operational expenses, and by FRIMCo. In addition to solicitations by mail, some of the officers and employees of the Investment Company, FRIMCo and Russell Fund Distributors, Inc. ("Distributors") without extra remuneration, may conduct additional solicitations by telephone or facsimile or computer transmission or in person. The Investment Company has engaged Management Information Systems to solicit proxies from brokers, banks, other institutional holders and individual shareholders for an approximate fee, including out-of-pocket expenses, ranging between $100,000 and $125,000.

WHO MAY VOTE AT THE SPECIAL MEETING?

  The Board of the Investment Company has fixed the close of business on September 21, 1998, as the record date (the "Record Date") for the determination of Shareholders entitled to notice of and to vote at the Special Meeting and any adjournments thereof. Only holders of record of shares at the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof. The holders of 5% or more of a Fund's shares are listed in the section "Principal Shareholders" below. At the close of business on the Record Date, the total number of voting shares of each Fund issued and outstanding was:

                                                          TOTAL NUMBER OF
      NAME OF FUND                                   VOTING SHARES OUTSTANDING
      ------------                                   -------------------------
Diversified Equity Fund.............................      25,854,118.228
Special Growth Fund.................................      14,152,605.448
Equity Income Fund..................................       6,265,900.300
Quantitative Equity Fund............................      28,925,638.822
International Securities Fund.......................      15,151,655.731

                                                          TOTAL NUMBER OF
      NAME OF FUND                                   VOTING SHARES OUTSTANDING
      ------------                                   -------------------------
Diversified Bond Fund...............................        32,376,933.148
Multistrategy Bond Fund.............................        50,019,618.693
Limited Volatility Tax Free Fund....................         5,620,717.167
Real Estate Securities Fund.........................        23,111,462.623
U.S. Government Money Market Fund...................       163,590,561.150
Tax Free Money Market Fund..........................       174,352,796.480
Equity I Fund.......................................        39,041,506.113
Equity II Fund......................................        15,870,896.305
Equity III Fund.....................................         6,846,758.636
Equity Q Fund.......................................        28,599,326.949
International Fund..................................        27,571,219.230
Emerging Markets Fund...............................        35,826,023.873
Fixed Income I Fund.................................        43,801,363.994
Fixed Income II Fund................................        13,519,212.924
Fixed Income III Fund...............................        44,236,094.602
Equity T Fund.......................................        14,733,199.593
Money Market Fund...................................       415,020,060.700
Aggressive Strategy Fund............................         5,392,618.618
Balanced Strategy Fund..............................        13,801,111.072
Moderate Strategy Fund..............................         1,607,639.757
Conservative Strategy Fund..........................           401,786.942
Equity Balanced Strategy Fund.......................         8,763,644.624
                                                         -----------------
Total Shares........................................     1,264,526,959.366
                                                         =================

  The holder of record of each full share of beneficial interest of a Fund outstanding as of the close of business on the Record Date is entitled to one vote for each share held of record upon each matter properly submitted to the Special Meeting or any adjournments thereof, with a proportionate vote for each fractional share.

WHAT OTHER BUSINESS WILL BE DISCUSSED AT THE SPECIAL MEETING IN LIEU OF ANNUAL MEETING?

  The Board of Trustees does not intend to present any matters before the Special Meeting in lieu of Annual Meeting other than as described in this Proxy Statement, and is not aware of any other matters to be brought before the Meeting or any adjournments thereof by others. IF ANY OTHER MATTER LEGALLY COMES BEFORE THE MEETING, YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS OF THE BOARD OF TRUSTEES OF THE INVESTMENT COMPANY, AND IN THE JUDGMENT OF THE NAMED PROXIES.

WHAT IF A QUORUM IS NOT PRESENT AT THE SPECIAL MEETING IN LIEU OF ANNUAL
MEETING?

  In the event a quorum is not present at the Special Meeting in lieu of Annual Meeting or sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. A shareholder vote may be taken on any other matter to properly come before the Meeting prior to such adjournment if sufficient votes to approve such matters have been received and such vote is otherwise appropriate. Any adjournment of the Meeting will require the affirmative vote of a majority of those shares present at the

Meeting or represented by proxy and voting. The persons named as proxies on the proxy card will vote against any such adjournment those proxies required to be voted against such proposal. They will vote in favor of an adjournment all other proxies which they are entitled to vote. The costs of any such additional solicitation and of any adjourned session will be borne by the Investment Company. Abstentions and broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be counted as shares that are present for purposes of determining the presence of a quorum. Abstentions (but not broker non-votes) have the effect of a "no" vote when determining whether a proposal has received sufficient votes to be approved.

                            PRINCIPAL SHAREHOLDERS

  As of September 21, 1998, the only persons known by the Investment Company to be beneficial owners of more than 5% of the Investment Company's voting securities are:


   BENEFICIARY OWNER NAME AND ADDRESS                        SHARES      PERCENT
--------------------------------------------------------------------------------
  Ronald Blue & Co ..................................... 249,972,380.534 19.768%
   1100 Johnson Ferry Road, N.E.
   Atlanta, GA 30342
--------------------------------------------------------------------------------
  Anchor/Russell Capital Advisors, Inc. ................  93,222,375.280  7.372%
   One Post Office Square, 38th Floor
   Boston, MA 02109
--------------------------------------------------------------------------------
  Miller/Russell and Associates, Inc. ..................  81,373,172.206  6.435%
   2929 E. Camelback Road Suite 223
   Phoenix, AZ 85016

  The persons known to hold more than 5% of the respective Funds are listed in the table in Exhibit E.

                            ADDITIONAL INFORMATION

HOW ARE THE FUNDS DISTRIBUTED?

  Russell Funds Distributors, Inc., located at 909 A Street, Tacoma, WA 98402, a wholly-owned subsidiary of FRIMCo, serves as the principal underwriter of the Investment Company's shares. Distributors receives no compensation from the Investment Company for its services.

MASSACHUSETTS STATE LAW CONSIDERATIONS

  The Investment Company is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Amended Master Trust Agreement of the Investment Company contains an express disclaimer of shareholder liability for acts or obligations of the Investment Company and provides for indemnification and reimbursement of expenses out of the Investment Company's property for any shareholder held personally liable for the obligations of the Investment Company. The Amended Master Trust Agreement also provides that the Investment Company may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Investment Company, the shareholders of the sub-trusts, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability also is limited to circumstances in which both inadequate insurance exists and the Investment Company itself is unable to meet its obligations.

  Under Massachusetts law, the Investment Company is not required to hold annual meetings. In the past, the Funds have availed themselves of these provisions of state law to achieve cost savings by eliminating printing costs, mailing charges and other expenses involved to hold routine annual meetings. The Funds may, however, hold a meeting for such purposes as changing fundamental investment restrictions, approving a new investment management agreement or any other matters which are required to be acted on by shareholders under the 1940 Act. In addition, a meeting also may be called by shareholders holding at least 10% of the shares entitled to vote at the meeting for the purpose of voting upon the removal of Trustees, in which case shareholders may receive assistance in communicating with other shareholders such as that provided in Section 16(c) of the 1940 Act. The Investment Company is holding the Special Meeting in lieu of an annual meeting because of the items that must be presented for Shareholders' consideration and approval.

  As of September 21, 1998, the officers and Trustees of the Investment Company as a group beneficially owned less than 1% of the shares of each Fund outstanding on such date.

ANNUAL AND SEMI-ANNUAL REPORTS

  A Fund will furnish, without charge, a copy of the Fund's Annual Report and the most recent Semi-Annual Report succeeding the Annual Report to a Shareholder upon request. A Shareholder may receive the report by writing to the Secretary, Frank Russell Investment Company, 909 A Street, Tacoma, Washington 98402 or by telephoning 1-800-787-7354.

                                      By Order of the Trustees,

                                      /s/ Karl J. Ege

                                      Karl J. Ege
                                      Secretary

October 19, 1998

                          EXHIBITS TO PROXY STATEMENT

EXHIBIT

  A.    List of Money Managers.

  B. Current Management Agreement (the "Management Agreement") between the Investment Company and FRIMCo.

  C. Proposed Advisory Agreement ("Proposed Advisory Agreement") between the Investment Company and FRIMCo.

  D.    Expense Tables Reflecting Separation of Advisory and Administrative
        Fees.

  E.    Five Percent Shareholders.

                                EXHIBIT A

                          LIST OF MONEY MANAGERS

  As of the date of this Proxy Statement, the money managers for the Funds, along with their addresses, are as follows:

DIVERSIFIED EQUITY FUND

  Alliance Capital Management L.P., First Bank Place, 601 2nd Ave. South,
    Suite 5000, Minneapolis, MN 55402-4322.

  Barclays Global Fund Advisors N.A., 45 Freemont Street, San Francisco, CA
    94105.

  Equinox Capital Management, Inc., 590 Madison Ave., 41st Floor, New York, NY
    10022.

  INVESCO Capital Management, Inc., 1315 Peachtree Street N.E., Suite 500,
    Atlanta, GA 30309.

  Lincoln Capital Management Company, 200 South Wacker Drive, Suite 2100,
    Chicago, IL 60606.

  Morgan Stanley Asset Management, Inc., 1221 Avenue of the Americas, New
    York, NY 10020.

  Peachtree Asset Management, One Peachtree Center, Suite 4500, 303 Peachtree
    Street N.E., Atlanta, GA 30308.

  Schneider Capital Management, 460 E. Swedesford Road, Suite 1080, Wayne, PA
    19087.

  Suffolk Capital Management, Inc., 250 West 57th Street, Suite 420, New York,
    NY 10107.

  Trinity Investment Management Corp., 75 Park Plaza, Boston, MA 02116.

SPECIAL GROWTH FUND

  Delphi Management, Inc., 50 Rowes Wharf, Suite 440, Boston, MA 02110.

  Fiduciary International, Inc., 2 World Trade Center, New York, NY 10048.

  GlobeFlex Capital, L.P., 4365 Executive Drive, Suite 720, San Diego, CA
    92121.

  Jacobs Levy Equity Management, Inc., 280 Corporate Center, 3 ADP Boulevard,
    Roseland, NJ 07068.

  Sirach Capital Management, Inc., One Union Square, Suite 3323, 600 Union
    Street, Seattle, WA 98101.

  Wellington Management Company LLP, 75 State Street, Boston, MA 02109.

  Westpeak Investment Advisors, L.P., 1011 Walnut Street, Suite 400, Boulder,
    CO 80302.

EQUITY INCOME FUND

  Equinox Capital Management, Inc., See: Diversified Equity Fund.

  Trinity Investment Management Corp., See: Diversified Equity Fund.

  Westpeak Investment Advisors, L.P., See: Special Growth Fund

QUANTITATIVE EQUITY FUND

  Barclays Global Fund Advisors N.A., See: Diversified Equity Fund.

  Franklin Portfolio Associates LLC, Two International Place, 22nd Floor,
    Boston, MA 02110-4104.

  J.P. Morgan Investment Management Inc., 522 Fifth Ave., New York, NY 10036.

INTERNATIONAL SECURITIES FUND

  J.P. Morgan Investment Management Inc., See: Quantitative Equity Fund.

  Marathon Asset Management Limited, Orion House, 5 Upper St. Martin S. Lane,
    London, England WC2H 9EA.

  Mastholm Asset Management, LLC, 10500 N.E. 8th Street, Suite 660, Bellevue,
    WA 98004.

  Oechsle International Advisors, LLC One International Place, 23rd Floor,
    Boston, MA 02110.

  Rowe Price-Fleming International, Inc., 100 East Pratt Street, 9th Floor,
    Baltimore, MD 21202, and 4th Floor, 25 Copthall Ave., London, England EC2R 7DR.

  Sanford C. Bernstein & Co., Inc., 767 Fifth Avenue, New York, NY 10153.

  The Boston Company Asset Management, Inc., One Boston Place, 14th Floor,
    Boston, MA 02108-4402.

DIVERSIFIED BOND FUND

  Lincoln Capital Management Company, See: Diversified Equity Fund.

  Pacific Investment Management Company, 840 Newport Center Drive, Suite 360,
    Newport Beach, CA 92660.

  Standish, Ayer & Wood, Inc., One Financial Center, Boston, MA 02111.

MULTISTRATEGY BOND FUND

  BEA Associates, One Citicorp Center, 153 East 53rd Street, 58th Floor, New
    York, NY 10022.

  Pacific Investment Management Company, See: Diversified Bond Fund.

  Standish, Ayer & Wood, Inc., See: Diversified Bond Fund.

LIMITED VOLATILITY TAX FREE FUND

  MFS Institutional Advisors, Inc., 500 Boylston Street, Boston, MA 02116.

  Standish Ayer & Wood, Inc., See Diversified Bond Fund.

REAL ESTATE SECURITIES FUND

  Cohen & Steers Capital Management, 757 Third Avenue, New York, NY 10017.

  AEW Capital Management, L.P., 225 Franklin Street, Boston, MA 02110-2803.

U.S. GOVERNMENT MONEY MARKET FUND

  Frank Russell Investment Management Company, 909 A Street, Tacoma, WA 98402.

TAX FREE MONEY MARKET FUND

  Weiss, Peck & Greer Advisers, L.L.C., One New York Plaza, 30th Floor, New York, NY 10004.

EQUITY I FUND

  Alliance Capital Management L.P., See: Diversified Equity Fund.

  Barclays Global Fund Advisors, See: Diversified Equity Fund.

  Equinox Capital Management, Inc., See: Diversified Equity Fund.

  INVESCO Capital Management, Inc., See: Diversified Equity Fund.

  Lincoln Capital Management Company, See: Diversified Equity Fund.

  Morgan Stanley Asset Management, Inc., See: Diversified Equity Fund.

  Peachtree Asset Management, See: Diversified Equity Fund.

  Schneider Capital Management, See: Diversified Equity Fund.

  Suffolk Capital Management, Inc., See: Diversified Equity Fund.

  Trinity Investment Management Corp., See: Diversified Equity Fund.

EQUITY II FUND

  Delphi Management, Inc., See: Special Growth Fund.

  Fiduciary International, Inc., See: Special Growth Fund.

  GlobeFlex Capital, L.P., See: Special Growth Fund.

  Jacobs Levy Equity Management, Inc., See: Special Growth Fund.

  Sirach Capital Management, Inc., See: Special Growth Fund.

  Wellington Management Company, See: Special Growth Fund.

  Westpeak Investment Advisors, L.P., See Special Growth Fund.

EQUITY III FUND

  Equinox Capital Management, Inc., See: Diversified Equity Fund

  Trinity Investment Management Corp., See: Diversified Equity Fund

  Westpeak Investment Advisors, L.P., See: Special Growth Fund

EQUITY Q FUND

  Barclays Global Fund Advisors, See: Diversified Equity Fund.

  Franklin Portfolio Associates Trust, See: Quantitative Equity Fund.

  J.P. Morgan Investment Management Inc., See: Quantitative Equity Fund.

INTERNATIONAL FUND

  J.P. Morgan Investment Management Inc., See: Quantitative Equity Fund.

  Marathon Asset Management Limited, See: International Securities Fund.

  Mastholm Asset Management, LLC, See: International Securities Fund.

  Oechsle International Advisors, LLC, See: International Securities Fund.

  Rowe Price-Fleming International, Inc., See: International Securities Fund.

  Sanford C. Bernstein & Co., See: International Securities Fund.

  The Boston Company Asset Management, Inc., See: International Securities
    Fund.

EMERGING MARKETS FUND

  Genesis Asset Managers, Ltd., 21 Knights Bridge, London, SW1X 7LY.

  J.P. Morgan Asset Management, Inc., See: Quantitative Equity Fund.

  Montgomery Asset Management LCC., 101 California Street, San Francisco, CA
    94111.

FIXED INCOME I FUND

  Lincoln Capital Management Company, See: Diversified Equity Fund.

  Pacific Investment Management Company, See: Diversified Bond Fund.

  Standish, Ayer & Wood, Inc., See: Diversified Bond Fund.

FIXED INCOME II FUND

  BlackRock Financial Management, 345 Park Ave., 31st Floor, New York, NY
    10154.

  Standish, Ayer & Wood, Inc., See: Diversified Bond Fund.

  STW Fixed Income Management, Ltd., Trinity Hall, 43 Cedar Avenue, Hamilton
    HM KX, Bermuda.

FIXED INCOME III FUND

  BEA Associates, See: Multistrategy Bond Fund.

  Pacific Investment Management Company, See: Diversified Bond Fund.

  Standish, Ayer & Wood, Inc., See: Volatility Constrained Bond Fund.

EQUITY T FUND

  J.P. Morgan Investment Management, Inc., See: Quantitative Equity Fund.

MONEY MARKET FUND

  Frank Russell Investment Management Company, See: U.S. Government Money
    Market Fund.

                                   EXHIBIT B

                             AMENDED AND RESTATED
                             MANAGEMENT AGREEMENT

  THIS MANAGEMENT AGREEMENT amended and restated this 27th day of April, 1998 (the"Agreement"), between FRANK RUSSELL INVESTMENT COMPANY, a Massachusetts business trust hereinafter called the "Trust" and FRANK RUSSELL INVESTMENT MANAGEMENT COMPANY, a Washington Corporation hereinafter called the "Manager."

  WHEREAS, the Trust has been organized by and at the expense of a company affiliated with the Manager and operates as an investment company of the "series" type registered under the Investment Company Act of 1940 ("1940 Act") for the purpose of investing and reinvesting its assets in portfolios of securities, each of which has distinct investment objectives and policies (each distinct portfolio being referred to herein as a "Sub-Trust"), as set forth more fully in its Master Trust Agreement, its By-Laws and its Registration Statements under the 1940 Act and the Securities Act of 1933, all as heretofore amended and supplemented; and the Trust desires to avail itself of the services, information, advice, assistance, and facilities of a manager and to have a manager perform for it various management, administrative, statistical, research, money manager selection, investment management, and other services; and

  WHEREAS, the Manager is registered as an investment adviser under the Investment Adviser's Act of 1940 and will engage in the business of rendering investment advice, counseling, money manager recommendation, and supervisory services to investment consulting clients; and the Manager and its affiliated corporations have undertaken the initiative and expense of organizing the Trust in order to have a means to commingle assets for certain investors to have access to and utilize the "Multi-Style, Multi-Manager" method of investment and to provide services to the Trust in consideration of and on the terms and conditions hereinafter set forth;

  NOW, THEREFORE, Trust and the Manager agree as follows:

  1. Employment of the Manager. The Trust hereby employs the Manager to manage the investment and reinvestment of the Trust's assets and to act as a discretionary Money Manager to certain of the Sub-Trusts in the manner set forth in Section 2(B) of this Agreement, and to administer its business and administrative operations, subject to the direction of the Board of Trustees and the officers of the Trust, for the period, in the manner, and on the terms hereinafter set forth. The Manager hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth. The Manager shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust in any way.

  2. Obligations of and Services to be Provided by the Manager. The Manager undertakes to provide the services hereinafter set forth and to assume the following obligations:

    A. Management and Administrative Services.

      (1) The Manager shall furnish to the Trust adequate (a) office space, which may be space within the offices of the Manager or in such other place as may be agreed upon from time to time, (b) office furnishings, facilities, and equipment as may be reasonably required for managing and administering the business and operations of the Trust, including (i) complying with the business trust, securities, and tax reporting requirements of the United States and the various states in which the Trust does business, (ii) conducting correspondence and other communications with the Shareholders of the Trust, and (iii) maintaining or supervising the maintenance of all internal bookkeeping, accounting, and auditing services and records in connection with the Trust's investment and business activities. The Trust agrees that its shareholder recordkeeping services, the computing of net asset value and the preparation of certain of its records required by Rule 31 under the 1940 Act are maintained by the Trust's Transfer Agent, Custodian, and Money Managers, and that with respect to these records the Manager's obligations under this Section 2(A) are supervisory in nature.

      (2) The Manager shall employ or provide and compensate the executive, administrative, secretarial, and clerical personnel necessary to supervise the provision of the services set forth in sub-paragraph 2(A) (l), and shall bear the expense of providing such services except as provided in Section 4 of this Agreement. The Manager shall also compensate all officers and employees of the Trust who are officers or employees of the Manager, or its affiliated companies.

    B. Investment Management Services.

      (1) The Trust intends to appoint one or more persons or companies ("Money manager[s]") for each of the Sub-Trusts or segments thereof, and each Money Manager shall have full investment discretion and shall make all determinations with respect to the investment of a Sub-Trust's assets assigned to the Money Manager and the purchase and sale of portfolio securities with those assets, and such steps as may be necessary to implement its decision. The Manager shall not be responsible or liable for the investment merits of any decision by a Money Manager to purchase, hold, or sell a security for a Sub-Trust portfolio.

      (2) The Manager shall, subject to and in accordance with the investment objectives and policies of the Trust and each Sub-Trust and any directions which the Trust's Board of Trustees may issue to the Manager, have: (i) overall supervisory responsibility for the general management and investment of the

    Trust's assets and securities portfolios; and (ii) full investment discretion to make all determinations with respect to the investment of Sub-Trust assets not assigned to a Money Manager.

      (3) The Manager shall develop overall investment programs and strategies for each Sub-Trust, or segments thereof, shall revise such programs as necessary, and shall monitor and report periodically to the Board of Trustees concerning the implementation of the programs.

      (4) The Manager shall research and evaluate Money Managers and shall advise the Board of Trustees of the Trust of the Money Managers which the Manager believes are best suited to invest the assets of each Sub-Trust; shall monitor and evaluate the investment performance of each Money Manager employed by the Trust; shall determine the portion of each Sub-Trust's assets to be managed by each Money Manager; shall recommend changes or additions of Money Managers when appropriate; shall coordinate the investment activities of the Money Managers; and acting as a fiduciary for the Trust shall compensate the Money Managers.

      (5) The Manager shall render to the Trust's Board of Trustees such periodic reports concerning the Trust's and Sub-Trust's business and investments as the Board of Trustees shall reasonably request.

    C. Use of Frank Russell Company Research.

    The Manager is hereby authorized and expected to utilize the research and other resources of Frank Russell Company, its corporate parent, or any predecessor organization, in providing the Investment Management Services specified in Subsection "B," above. Neither the Manager nor the Trust shall be obligated to pay any fee to Frank Russell Company for these services.

    D. Provision of Information Necessary for Preparation of Securities Registration Statements, Amendments and Other Materials.

    The Manager will make available and provide financial, accounting, and statistical information required by the Trust for the preparation of registration statements, reports, and other documents required by federal and state securities laws, and with such information as the Trust may reasonably request for use in the preparation of such documents or of other materials necessary or helpful for the underwriting and distribution of the Trust's shares.

    E. Other Obligations and Services.

    The Manager shall make available its officers and employees to the Board of Trustees and officers of the Trust for consultation and discussions regarding the administration and management of the Trust and its investment activities.

  3. Execution and Allocation of Portfolio Brokerage Commissions. The Manager or the Money Managers, subject to and in accordance with any directions which the

Trust's Board of Trustees may issue from time to time, shall place, in the name of the Trust, orders for the execution of the Sub-Trusts' portfolio transactions. When placing such orders, the primary objective of the Manager and Money Managers shall be to obtain the best net price and execution for the Trust, but this requirement shall not be deemed to obligate the Manager or a Money Manager to place any order solely on the basis of obtaining the lowest commission rate if the other standards set forth in this section have been satisfied. The Trust recognizes that there are likely to be many cases in which different brokers are equally able to provide such best price and execution and that, in selecting among such brokers with respect to particular trades, it is desirable to choose those brokers who furnish "brokerage and research services" (as defined in Section 28(e) (3) of the Securities Exchange Act of 1934) or statistical quotations and other information to the Trust, the Manager and/or the Money Managers in accord with the standards set forth below. Moreover, to the extent that it continues to be lawful to do so and so long as the Board determines as a matter of general policy that the Trust will benefit, directly or indirectly, by doing so, the Manager or a Money Manager may place orders with a broker who charges a commission for that transaction which is in excess of the amount of commission that another broker would have charged for effecting that transaction, provided that the excess commission is reasonable in relation to the value of brokerage and research services provided by that broker. Accordingly, the Trust and the Manager agree that the Manager and the Money Managers shall select brokers for the execution of the Sub-Trusts' portfolio transactions from among:

    A. Those brokers and dealers who provide brokerage and research services, or statistical quotations and other information to the Trust, specifically including the quotations necessary to determine the Trust's net assets, in such amount of total brokerage as may reasonably be required in light of such services;

    B. Those brokers and dealers who supply brokerage and research services to the Manager and/or its affiliated corporations, or the Money Managers, which relate directly to portfolio securities, actual or potential, of the Trust, or which place the Manager or Money Managers in a better position to make decisions in connection with the management of the Trust's assets and portfolios, whether or not such data may also be useful to the Manager and its affiliates, or the Money Managers and their affiliates, in managing other portfolios or advising other clients, in such amount of total brokerage as may reasonably be required; and

    C. Frank Russell Securities, Inc., an affiliate of Manager, when the Manager or Money Manager has determined that the Trust will receive competitive execution, price, and commissions. The Manager shall render regular reports to the Trust, not more frequently than quarterly, of how much total brokerage business has been placed with Frank Russell Securities, Inc., and the manner in which the allocation has been accomplished.

    The Manager agrees and each Money Manager will be required to agree, that no investment decision will be made or influenced by a desire to provide brokerage for allocation in accordance with the foregoing, and that the right to make such allocation of brokerage shall not interfere with the Managers' or Money Managers' primary duty to obtain the best net price and execution for the Trust.

4. Expenses of the Trust. It is understood that the Trust will pay all its expenses other than those expressly assumed by the Manager herein, which expenses payable by the Trust shall include:

    A. Fees for the services of the Money Managers;

    B. Expenses of all audits by independent public accountants;

    C. Expenses of transfer agent, registrar, dividend disbursing agent, and shareholder recordkeeping services;

    D. Expenses of custodial services including recordkeeping services provided by the Custodian;

    E. Expenses of obtaining quotations for calculating the value of the Trust's net assets;

    F. Expenses of obtaining Portfolio Activity Reports and Analyses of International Management reports for each portfolio of each Sub-Trust;

    G. Expenses of maintaining each Sub-Trust's tax records;

    H. Salaries and other compensation of any of the Trust's executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Manager;

    I. Taxes levied against the Trust;

    J. Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Trust;

    K. Costs, including the interest expense, of borrowing money;

    L. Costs and/or fees incident to meetings of the Trust, the preparation and mailings of prospectuses and reports of the Trust to its Shareholders, the filing of reports with regulatory bodies, the maintenance of the Trust's existence, and the registration of shares with federal and state securities authorities;

    M. Legal fees, including the legal fees related to the registration and continued qualification of the Trust shares for sale;

    N. Costs of printing stock certificates representing shares of the Trust;

    O. Trustees' fees and expenses to trustees who are not officers, employees, or stockholders of the Manager or any of its affiliates;

    P. The Trust's pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

    Q. Association membership dues; and

    R. Extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Trust to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto.

  5. Activities and Affiliates of the Manager.

    A. The services of the Manager and its affiliated corporations to the Trust hereunder are not to be deemed exclusive, and the Manager and any of its affiliates shall be free to render similar services to others.

      (1) The Manager and its affiliated corporations shall use the same skill and care in the management of the Sub-Trust's portfolios as they use in the administration of other accounts to which they provide asset management consulting and manager selection services, but they shall not be obligated to give the Trust more favorable or preferential treatment vis-a-vis their other clients.

      (2) The Trust expressly recognizes that Frank Russell Trust Company ("Trust Company"), a corporation affiliated with the Manager, is also a client of a corporation affiliated with the Manager and receives substantially the same portfolio structuring and money manager selection services from the affiliate as does the Trust that Trust Company has, or may have, commingled investment funds with substantially the same investment objectives, strategies, and programs as the Trust; that the Trust was organized by and at the expense of a corporation affiliated with the Manager for the express purpose of offering the same type of investment management services to the Trust's shareholders, at least some of whom could not obtain these services through Trust Company, as Trust Company provides to its trust customers; and that over time Trust Company and the Trust may utilize some of the same money managers and have similar portfolio securities holdings.

    B. Subject to and in accordance with the Master Trust Agreement (as defined below) and By-Laws of the Trust and to Section 10(a) of the 1940 Act, it is understood that Trustees, officers, agents, and shareholders of the Trust are or may be interested in the Manager or its affiliates directors, agents, or shareholders of the Manager or its affiliates; that directors, officers, agents, and shareholders of the Manager or its affiliates are or may be interested in the Trust as Trustees, officers, agents, shareholders, or otherwise; that the Manager or its affiliates may be interested in the Trust as shareholders or otherwise; and that the effect of any such interests shall be governed by said Master Trust Agreement, By-Laws, and the 1940 Act.

  6. Compensation of the Manager.

    A. As consideration for the Manager's services to the following Sub-Trusts, the Manager shall receive from each of these Sub-Trusts an annual management fee, accrued daily at the rate of 1/365th of the applicable management fee and payable following the last day of each month, of the following annual percentages of each Sub-Trust's average daily net assets during the month:

     Diversified Equity...................................................  .78%
     Special Growth.......................................................  .95%
     Equity Income........................................................  .80%
     Quantitative Equity..................................................  .78%
     Diversified Bond.....................................................  .45%
     Volatility Constrained Bond..........................................  .50%
     International Securities.............................................  .95%
     Multistrategy Bond...................................................  .65%
     Limited Volatility Tax Free..........................................  .50%
     U.S. Government Money Market.........................................  .25%
     Tax Free Money Market................................................  .25%
     Real Estate Securities...............................................  .85%
     Emerging Markets..................................................... 1.20%
     Money Market.........................................................  .25%
     Equity I.............................................................  .60%
     Equity II............................................................  .75%
     Equity III...........................................................  .60%
     Equity Q.............................................................  .60%
     International........................................................  .75%
     Fixed Income I.......................................................  .30%
     Fixed Income II......................................................  .50%
     Fixed Income III.....................................................  .55%
     Equity T.............................................................  .75%
     Aggressive Strategy..................................................  .25%
     Balanced Strategy....................................................  .25%
     Moderate Strategy....................................................  .25%
     Conservative Strategy................................................  .25%
     Equity Balanced Strategy.............................................  .25%

  From this management fee, the Manager shall compensate the Money Managers as a fiduciary of the Trust.

  7. Liabilities of the Manager.

    A. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder or on the part of the Manager or its corporate affiliates, the Manager and its corporate affiliates shall not be subject to liability to the Trust or to any Shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding, or sale of any security.

    B. No provision of this Agreement shall be construed to protect any, trustee or officer of the Trust, or the Manager and its corporate affiliates, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

  8. Renewal and Termination.

    A. This Agreement shall become effective on and as of April 27, 1998 and shall continue in effect as to each Sub-Trust until April 30, 2000. The Agreement is renewable annually thereafter for successive one-year periods
  (a) by a vote of a majority of the Trustees of the Trust, or (b) as to any Sub-Trust, by a vote of a majority of the outstanding voting securities of that Sub-Trust, and in either case by a majority of the Trustees who are not parties to the Agreement or interested persons of any parties to the Agreement (other than as Trustees of the Trust) cast in person at a meeting called for purposes of voting on the Agreement; provided, however, that if the shareholders of any one or more Sub-Trusts fail to approve the Agreement as provided herein, the Manager may continue to serve in such capacity in the manner and to the extent permitted by the 1940 Act and Rules and Regulations thereunder.

    B. This Agreement:

      (a) May at any time be terminated without the payment of any penalty either by vote of the Board of Trustees of the Trust or, as to any Sub-Trust, by vote of a majority of the outstanding voting securities of the Sub-Trust, on 60 days' written notice to the Manager;

      (b) Shall immediately terminate in the event of its assignment; and

      (c) May be terminated by the Manager on 60 days' written notice to the Trust.

    C. As used in this Section 8, the terms of "assignment", "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth for any such terms in the 1940 Act.

    D. Any notice under this Agreement shall be given in writing addressed and delivered, or mailed postpaid, to the other party at any office of such party.

  9. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

  10. Reservation of Name. The parties hereto acknowledge that Frank Russell Company has reserved the right to grant the non-exclusive use of the name "Frank Russell," or any derivative thereof, to any other investment company, investment advisor, distributor or other business enterprise, and to withdraw from the Trust the use of the name "Frank Russell." In the event that Frank Russell Company should elect to withdraw the use of the name "Frank Russell" from the Trust, the Trust will submit the question of continuing this Agreement to a vote of its Shareholders.

  11. Limitation of Liability. The Master Trust Agreement dated July 26, 1984, as amended from time to time, establishing the Trust, which is hereby referred to and a copy of which is on file with the Secretary of The Commonwealth of Massachusetts, provides that the name Frank Russell Investment Company means the Trustees from time to time serving (as Trustees but not personally) under said Master Trust Agreement. It is expressly acknowledged and agreed that the obligations of the Trust hereunder shall not be binding upon any of the Shareholders, Trustees, officers, employees, or agents of the Trust, personally, but shall bind only the trust property of the Trust, as provided in its Master Trust Agreement. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust and signed by the President of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Master Trust Agreement.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed, as of the day and year first written above.

                                      FRANK RUSSELL
                                      INVESTMENT COMPANY

      /s/ Karl J. Ege                        /s/ Lynn L. Anderson President
_______________________________       By:  ____________________________________
    Karl J. Ege, Secretary                   Lynn L. Anderson,

                                      FRANK RUSSELL INVESTMENT
                                      MANAGEMENT COMPANY

      /s/ Karl J. Ege                        /s/ Eric A. Russell
_______________________________       By:  ____________________________________
    Karl J. Ege, Secretary                   Eric A. Russell, President

  FRANK RUSSELL COMPANY agrees to provide consulting services without charge to the Investment Company upon the request of the Board of Trustees or officers of the Trust, or upon the request of manager pursuant to Section 2(C).

                                      FRANK RUSSELL COMPANY

      /s/ Karl J. Ege                        /s/  Michael J. A. Phillips
_______________________________       By:  ____________________________________
    Karl J. Ege, Secretary                   Michael J. A. Phillips, President

                                EXHIBIT C

                              ADVISORY AGREEMENT

  THIS ADVISORY AGREEMENT dated this     day of      , 1998 (the "Agreement"),
between FRANK RUSSELL INVESTMENT COMPANY, a Massachusetts business trust hereinafter called the "Trust" and FRANK RUSSELL INVESTMENT MANAGEMENT COMPANY, a Washington Corporation hereinafter called the "Manager."

  WHEREAS, the Trust has been organized by and at the expense of a company affiliated with the Manager and operates as an investment company of the "series" type registered under the Investment Company Act of 1940 ("1940 Act") for the purpose of investing and reinvesting its assets in portfolios of securities, each of which has distinct investment objectives and policies (each distinct portfolio being referred to herein as a "Sub-Trust"), as set forth more fully in its Master Trust Agreement, its By-Laws and its Registration Statements under the 1940 Act and the Securities Act of 1933, all as heretofore amended and supplemented; and the Trust desires to avail itself of the services, information, advice, assistance, and facilities of a manager and to have a manager perform for it various statistical, research, money manager selection, investment management, and other services; and

  WHEREAS, the Manager is registered as an investment adviser under the Investment Adviser's Act of 1940 and will engage in the business of rendering investment advice, counseling, money manager recommendation, and supervisory services to investment consulting clients; and the Manager and its affiliated corporations have undertaken the initiative and expense of organizing the Trust in order to have a means to commingle assets for certain investors to have access to and utilize the "Multi-Style, Multi-Manager" method of investment and to provide services to the Trust in consideration of and on the terms and conditions hereinafter set forth;

  NOW, THEREFORE, Trust and the Manager agree as follows:

  1. Employment of the Manager. The Trust hereby employs the Manager to manage the investment and reinvestment of the Trust's assets and to act as a discretionary Money Manager to certain of the Sub-Trusts in the manner set forth in Section 2(B) of this Agreement, subject to the direction of the Board of Trustees and the officers of the Trust, for the period, in the manner, and on the terms hereinafter set forth. The Manager hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth. The Manager shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust in any way.

  2. Obligations of and Services to be Provided by the Manager. The Manager undertakes to provide the services hereinafter set forth and to assume the following obligations:

    A. [Reserved]

    B. Investment Management Services.

      (1) The Trust intends to appoint one or more persons or companies ("Money manager[s]") for each of the Sub-Trusts or segments thereof, and each Money Manager shall have full investment discretion and shall make all determinations with respect to the investment of a Sub-Trust's assets assigned to the Money Manager and the purchase and sale of portfolio securities with those assets, and such steps as may be necessary to implement its decision. The Manager shall not be responsible or liable for the investment merits of any decision by a Money Manager to purchase, hold, or sell a security for a Sub-Trust portfolio.

      (2) The Manager shall, subject to and in accordance with the investment objectives and policies of the Trust and each Sub-Trust and any directions which the Trust's Board of Trustees may issue to the Manager, have: (i) overall supervisory responsibility for the general management and investment of the Trust's assets and securities portfolios; and (ii) full investment discretion to make all determinations with respect to the investment of Sub-Trust assets not assigned to a Money Manager.

      (3) The Manager shall develop overall investment programs and strategies for each Sub-Trust, or segments thereof, shall revise such programs as necessary, and shall monitor and report periodically to the Board of Trustees concerning the implementation of the programs.

      (4) The Manager shall research and evaluate Money Managers and shall advise the Board of Trustees of the Trust of the Money Managers which the Manager believes are best suited to invest the assets of each Sub-Trust; shall monitor and evaluate the investment performance of each Money Manager employed by the Trust; shall determine the portion of each Sub-Trust's assets to be managed by each Money Manager; shall recommend changes or additions of Money Managers when appropriate; shall coordinate the investment activities of the Money Managers; and acting as a fiduciary for the Trust shall compensate the Money Managers.

      (5) The Manager shall render to the Trust's Board of Trustees such periodic reports concerning the Trust's and Sub-Trust's business and investments as the Board of Trustees shall reasonably request.

    C. Use of Frank Russell Company Research.

    The Manager is hereby authorized and expected to utilize the research and other resources of Frank Russell Company, its corporate parent, or any predecessor organization, in providing the Investment Management Services specified in Subsection "B," above. Neither the Manager nor the Trust shall be obligated to pay any fee to Frank Russell Company for these services.

    D. Provision of Information Necessary for Preparation of Securities Registration Statements, Amendments and Other Materials.

    The Manager will make available and provide financial, accounting, and statistical information required by the Trust for the preparation of registration statements, reports, and other documents required by federal and state securities laws, and with such information as the Trust may reasonably request for use in the preparation of such documents or of other materials necessary or helpful for the underwriting and distribution of the Trust's shares.

    E. Other Obligations and Services.

    The Manager shall make available its officers and employees to the Board of Trustees and officers of the Trust for consultation and discussions regarding the management of the Trust and its investment activities.

  3. Execution and Allocation of Portfolio Brokerage Commissions. The Manager or the Money Managers, subject to and in accordance with any directions which the Trust's Board of Trustees may issue from time to time, shall place, in the name of the Trust, orders for the execution of the Sub-Trusts' portfolio transactions. When placing such orders, the primary objective of the Manager and Money Managers shall be to obtain the best net price and execution for the Trust, but this requirement shall not be deemed to obligate the Manager or a Money Manager to place any order solely on the basis of obtaining the lowest commission rate if the other standards set forth in this section have been satisfied. The Trust recognizes that there are likely to be many cases in which different brokers are equally able to provide such best price and execution and that, in selecting among such brokers with respect to particular trades, it is desirable to choose those brokers who furnish "brokerage and research services" (as defined in Section 28(e) (3) of the Securities Exchange Act of 1934) or statistical quotations and other information to the Trust, the Manager and/or the Money Managers in accord with the standards set forth below. Moreover, to the extent that it continues to be lawful to do so and so long as the Board determines as a matter of general policy that the Trust will benefit, directly or indirectly, by doing so, the Manager or a Money Manager may place orders with a broker who charges a commission for that transaction which is in excess of the amount of commission that another broker would have charged for effecting that transaction, provided that the excess commission is reasonable in relation to the value of brokerage and research services provided by that broker. Accordingly, the Trust and the Manager agree that the Manager and the Money Managers shall select brokers for the execution of the Sub-Trusts' portfolio transactions from among:

    A. Those brokers and dealers who provide brokerage and research services, or statistical quotations and other information to the Trust, specifically including the quotations necessary to determine the Trust's net assets, in such amount of total brokerage as may reasonably be required in light of such services;

    B. Those brokers and dealers who supply brokerage and research services to the Manager and/or its affiliated corporations, or the Money Managers, which relate directly to portfolio securities, actual or potential, of the Trust, or which place the Manager or Money Managers in a better position to make decisions in connection with the management of the Trust's assets and portfolios, whether or not such data may also be useful to the Manager and its affiliates, or the Money Managers and their affiliates, in managing other portfolios or advising other clients, in such amount of total brokerage as may reasonably be required; and

    C. Frank Russell Securities, Inc., an affiliate of Manager, when the Manager or Money Manager has determined that the Trust will receive competitive execution, price, and commissions. The Manager shall render regular reports to the Trust, not more frequently than quarterly, of how much total brokerage business has been placed with Frank Russell Securities, Inc., and the manner in which the allocation has been accomplished.

  The Manager agrees and each Money Manager will be required to agree, that no investment decision will be made or influenced by a desire to provide brokerage for allocation in accordance with the foregoing, and that the right to make such allocation of brokerage shall not interfere with the Managers' or Money Managers' primary duty to obtain the best net price and execution for the Trust.

  4. Expenses of the Trust. It is understood that the Trust will pay all its expenses other than those expressly assumed by the Manager herein, which expenses payable by the Trust shall include:

    A. Fees for the services of the Money Managers;

    B. Expenses of all audits by independent public accountants;

    C. Expenses of transfer agent, registrar, dividend disbursing agent, and shareholder recordkeeping services;

    D. Expenses of custodial services including recordkeeping services provided by the Custodian;

    E. Expenses of obtaining quotations for calculating the value of the Trust's net assets;

    F. Expenses of obtaining Portfolio Activity Reports and Analyses of International Management reports for each portfolio of each Sub-Trust;

    G. Expenses of maintaining each Sub-Trust's tax records;

    H. Salaries and other compensation of any of the Trust's executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Manager;

    I. Taxes levied against the Trust;

    J. Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Trust;

    K. Costs, including the interest expense, of borrowing money;

    L. Costs and/or fees incident to meetings of the Trust, the preparation and mailings of prospectuses and reports of the Trust to its Shareholders, the filing of reports with regulatory bodies, the maintenance of the Trust's existence, and the registration of shares with federal and state securities authorities;

    M. Legal fees, including the legal fees related to the registration and continued qualification of the Trust shares for sale;

    N. Costs of printing stock certificates representing shares of the Trust;

    O. Trustees' fees and expenses to trustees who are not officers, employees, or stockholders of the Manager or any of its affiliates;

    P. The Trust's pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

    Q. Association membership dues; and

    R. Extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Trust to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto.

  5. Activities and Affiliates of the Manager.

    A. The services of the Manager and its affiliated corporations to the Trust hereunder are not to be deemed exclusive, and the Manager and any of its affiliates shall be free to render similar services to others.

      (1) The Manager and its affiliated corporations shall use the same skill and care in the management of the Sub-Trust's portfolios as they use in the administration of other accounts to which they provide asset management consulting and manager selection services, but they shall not be obligated to give the Trust more favorable or preferential treatment vis-a-vis their other clients.

      (2) The Trust expressly recognizes that Frank Russell Trust Company ("Trust Company"), a corporation affiliated with the Manager, is also a client of a corporation affiliated with the Manager and receives substantially the same portfolio structuring and money manager selection services from the affiliate as does the Trust; that Trust Company has, or may have, commingled investment funds with substantially the same investment objectives, strategies, and programs as the Trust; that the Trust was organized by and at the expense of a corporation affiliated with the Manager for the express purpose of offering the same type of investment management services to the Trust's shareholders, at least some of whom could not obtain these services through Trust Company, as

    Trust Company provides to its trust customers; and that over time Trust Company and the Trust may utilize some of the same money managers and have similar portfolio securities holdings.

  B. Subject to and in accordance with the Master Trust Agreement (as defined below) and By-Laws of the Trust and to Section 10(a) of the 1940 Act, it is understood that Trustees, officers, agents, and shareholders of the Trust are or may be interested in the Manager or its affiliates directors, agents, or shareholders of the Manager or its affiliates; that directors, officers, agents, and shareholders of the Manager or its affiliates are or may be interested in the Trust as Trustees, officers, agents, shareholders, or otherwise; that the Manager or its affiliates may be interested in the Trust as shareholders or otherwise; and that the effect of any such interests shall be governed by said Master Trust Agreement, By-Laws, and the 1940 Act.

  6. Compensation of the Manager.

    A. As consideration for the Manager's services to the following Sub-Trusts, the Manager shall receive from each of these Sub-Trusts an annual management fee, accrued daily at the rate of 1/365th of the applicable management fee and payable following the last day of each month, of the following annual percentages of each Sub-Trust's average daily net assets during the month:

     Diversified Equity...................................................  .73%
     Special Growth.......................................................  .90%
     Equity Income........................................................  .75%
     Quantitative Equity..................................................  .73%
     Diversified Bond.....................................................  .40%
     Volatility Constrained Bond..........................................  .45%
     International Securities.............................................  .90%
     Multistrategy Bond...................................................  .60%
     Limited Volatility Tax Free (to be renamed Tax Free Bond)............  .30%
     U.S. Government Money Market.........................................  .20%
     Tax Free Money Market................................................  .20%
     Real Estate Securities...............................................  .80%
     Emerging Markets..................................................... 1.15%
     Money Market.........................................................  .20%
     Equity I.............................................................  .55%
     Equity II............................................................  .70%
     Equity III...........................................................  .55%
     Equity Q.............................................................  .55%
     International........................................................  .70%
     Fixed Income I.......................................................  .25%
     Fixed Income II (to be renamed Short-Term Bond)......................  .45%
     Fixed Income III.....................................................  .50%
     Equity T.............................................................  .70%
     Aggressive Strategy..................................................  .20%
     Balanced Strategy....................................................  .20%
     Moderate Strategy....................................................  .20%
     Conservative Strategy................................................  .20%
     Equity Balanced Strategy.............................................  .20%

  From this management fee, the Manager shall compensate the Money Managers as a fiduciary of the Trust.

    B. When a Sub-Trust holds cash, securities or other investment assets which are not treated as net assets of the Sub-Trust for the purpose of determining the net asset value per share of such Sub-Trust, the Manager may receive an additional annual fee, accrued daily at the rate of 1/365th of the fee and payable following the last day of each month, of 0.07% of the value of such assets for the exercise of investment supervision over such assets.

  7. Liabilities of the Manager.

    A. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder or on the part of the Manager or its corporate affiliates, the Manager and its corporate affiliates shall not be subject to liability to the Trust or to any Shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding, or sale of any security.

    B. No provision of this Agreement shall be construed to protect any trustee or officer of the Trust, or the Manager and its corporate affiliates, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

  8. Renewal and Termination.

    A. This Agreement shall become effective on and as of January 1, 1999 and shall continue in effect as to each Sub-Trust until April 30, 2000. The Agreement is renewable annually thereafter for successive one-year periods (a) by a vote of a majority of the Trustees of the Trust, or (b) as to any Sub-Trust, by a vote of a majority of the outstanding voting securities of that Sub-Trust, and in either case by a majority of the Trustees who are not parties to the Agreement or interested persons of any parties to the Agreement (other than as Trustees of the Trust) cast in person at a meeting called for purposes of voting on the Agreement; provided, however, that if the shareholders of any one or more Sub-Trusts fail to approve the Agreement as provided herein, the Manager may continue to serve in such capacity in the manner and to the extent permitted by the 1940 Act and Rules and Regulations thereunder.

    B. This Agreement:

      (a) May at any time be terminated without the payment of any penalty either by vote of the Board of Trustees of the Trust or, as to any Sub-Trust, by vote of a majority of the outstanding voting securities of the Sub-Trust, on 60 days' written notice to the Manager;

      (b) Shall immediately terminate in the event of its assignment; and

      (c) May be terminated by the Manager on 60 days' written notice to the Trust.

    C. As used in this Section 8, the terms of "assignment", "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth for any such terms in the 1940 Act.

    D. Any notice under this Agreement shall be given in writing addressed and delivered, or mailed postpaid, to the other party at any office of such party.

  9. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

  10. Reservation of Name. The parties hereto acknowledge that Frank Russell Company has reserved the right to grant the non-exclusive use of the name "Frank Russell," or any derivative thereof, to any other investment company, investment advisor, distributor or other business enterprise, and to withdraw from the Trust the use of the name "Frank Russell." In the event that Frank Russell Company should elect to withdraw the use of the name "Frank Russell" from the Trust, the Trust will submit the question of continuing this Agreement to a vote of its Shareholders.

  11. Limitation of Liability. The Master Trust Agreement dated July 26, 1984, as amended from time to time, establishing the Trust, which is hereby referred to and a copy of which is on file with the Secretary of The Commonwealth of Massachusetts, provides that the name Frank Russell Investment Company means the Trustees from time to time serving (as Trustees but not personally) under said Master Trust Agreement. It is expressly acknowledged and agreed that the obligations of the Trust hereunder shall not be binding upon any of the Shareholders, Trustees, officers, employees, or agents of the Trust, personally, but shall bind only the trust property of the Trust, as provided in its Master Trust Agreement. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust and signed by the President of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Master Trust Agreement.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed, as of the day and year first written above.

                                          FRANK RUSSELL INVESTMENT
                                          COMPANY

----------------------------------        By: _________________________________
Karl J. Ege, Secretary                        Lynn L. Anderson, President

                                          FRANK RUSSELL INVESTMENT
                                          MANAGEMENT COMPANY

----------------------------------        By: _________________________________
Karl J. Ege, Secretary                        Eric A. Russell, President

  FRANK RUSSELL COMPANY agrees to provide consulting services without charge to the Investment Company upon request of the Board of Trustees or offices of the Trust, or upon the request of manager pursuant to Section 2(C).

                                          FRANK RUSSELL COMPANY

----------------------------------        By: _________________________________
Karl J. Ege, Secretary                        Michael J. A. Phillips,
                                                President

                                   EXHIBIT D

   EXPENSE TABLES REFLECTING SEPARATION OF ADVISORY AND ADMINISTRATIVE FEES

                                 EQUITY I FUND

                                                               EXISTING PROPOSED
                                                                 FEE      FEE*
                                                               -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee..................................................   0.60%    0.55%
12b-1 Fees....................................................   None     None
Other Expenses................................................   0.10%    0.15%
                                                                 ----     ----
Total Fund Operating Expenses.................................   0.70%    0.70%
                                                                 ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1,000 investment assuming (1) 5% annual re-
 turn and (2) redemption at the end of each
 time period
Existing Fee..................................  $ 7     $22     $39     $88
                                                ===     ===     ===     ===
Proposed Fee..................................  $ 7     $22     $39     $88
                                                ===     ===     ===     ===

                                EQUITY II FUND

                                                               EXISTING PROPOSED
                                                                 FEE      FEE*
                                                               -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee..................................................   0.75%    0.70%
12b-1 Fees....................................................   None     None
Other Expenses................................................   0.18%    0.23%
                                                                 ----     ----
Total Fund Operating Expenses.................................   0.93%    0.93%
                                                                 ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1,000 investment assuming (1) 5% annual re-
 turn and (2) redemption at the end of each
 time period
Existing Fee..................................  $ 9     $29     $51     $117
                                                ===     ===     ===     ====
Proposed Fee..................................  $ 9     $29     $51     $117
                                                ===     ===     ===     ====

----------

* The additional fee of not more than 0.07 of 1% which would be payable on assets which are not included in net assets for the purpose of computing the basic advisory fee, is applied only when such assets are invested by FRIMCo. Such amount is not expected to affect the amount of the gross proposed fee shown above.

                                EQUITY III FUND

                                                               EXISTING PROPOSED
                                                                 FEE      FEE*
                                                               -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee..................................................   0.60%    0.55%
12b-1 Fees....................................................   None     None
Other Expenses................................................   0.15%    0.20%
                                                                 ----     ----
Total Fund Operating Expenses.................................   0.75%    0.75%
                                                                 ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1,000 investment assuming (1) 5% annual re-
 turn and (2) redemption at the end of each
 time period
Existing Fee..................................  $ 8     $24     $41     $94
                                                ===     ===     ===     ===
Proposed Fee..................................  $ 8     $24     $41     $94
                                                ===     ===     ===     ===

                                 EQUITY Q FUND

                                                               EXISTING PROPOSED
                                                                 FEE      FEE*
                                                               -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee..................................................   0.60%    0.55%
12b-1 Fees....................................................   None     None
Other Expenses................................................   0.08%    0.13%
                                                                 ----     ----
Total Fund Operating Expenses.................................   0.68%    0.68%
                                                                 ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1,000 investment assuming (1) 5% annual re-
 turn and (2) redemption at the end of each
 time period
Existing Fee..................................  $ 7     $21     $38     $86
                                                ===     ===     ===     ===
Proposed Fee..................................  $ 7     $21     $38     $86
                                                ===     ===     ===     ===

----------

* The additional fee of not more than 0.07 of 1% which would be payable on assets which are not included in net assets for the purpose of computing the basic advisory fee, is applied only when such assets are invested by FRIMCo. Such amount is not expected to affect the amount of the gross proposed fee shown above.

                              INTERNATIONAL FUND

                                                               EXISTING PROPOSED
                                                                 FEE      FEE*
                                                               -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee..................................................   0.75%    0.70%
12b-1 Fees....................................................   None     None
Other Expenses................................................   0.26%    0.31%
                                                                 ----     ----
Total Fund Operating Expenses.................................   1.01%    1.01%
                                                                 ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $10     $32     $56     $127
                                                ===     ===     ===     ====
Proposed Fee..................................  $10     $32     $56     $127
                                                ===     ===     ===     ====

                              FIXED INCOME I FUND

                                                               EXISTING PROPOSED
                                                                 FEE      FEE*
                                                               -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee..................................................   0.30%    0.25%
12b-1 Fees....................................................   None     None
Other Expenses................................................   0.11%    0.16%
                                                                 ----     ----
Total Fund Operating Expenses.................................   0.41%    0.41%
                                                                 ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $ 4     $13     $23     $52
                                                ===     ===     ===     ===
Proposed Fee..................................  $ 4     $13     $23     $52
                                                ===     ===     ===     ===

----------

* The additional fee of not more than 0.07 of 1% which would be payable on assets which are not included in net assets for the purpose of computing the basic advisory fee, is applied only when such assets are invested by FRIMCo. Such amount is not expected to affect the amount of the gross proposed fee shown above.

                             FIXED INCOME II FUND

                     (TO BE RENAMED SHORT-TERM BOND)

                                                               EXISTING PROPOSED
                                                                 FEE      FEE*
                                                               -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee..................................................   0.50%    0.45%
12b-1 Fees....................................................   None     None
Other Expenses................................................   0.17%    0.22%
                                                                 ----     ----
Total Fund Operating Expenses.................................   0.67%    0.67%
                                                                 ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $ 7     $21     $37     $84
                                                ===     ===     ===     ===
Proposed Fee..................................  $ 7     $21     $37     $84
                                                ===     ===     ===     ===

                             FIXED INCOME III FUND

                                                               EXISTING PROPOSED
                                                                 FEE      FEE*
                                                               -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee..................................................   0.55%    0.50%
12b-1 Fees....................................................   None     None
Other Expenses................................................   0.16%    0.21%
                                                                 ----     ----
Total Fund Operating Expenses.................................   0.71%    0.71%
                                                                 ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $ 7     $22     $39     $89
                                                ===     ===     ===     ===
Proposed Fee..................................  $ 7     $22     $39     $89
                                                ===     ===     ===     ===

----------

* The additional fee of not more than 0.07 of 1% which would be payable on assets which are not included in net assets for the purpose of computing the basic advisory fee, is applied only when such assets are invested by FRIMCo. Such amount is not expected to affect the amount of the gross proposed fee shown above.

                   REAL ESTATE SECURITIES FUND CLASS S

                                                               EXISTING PROPOSED
                                                                 FEE      FEE*
                                                               -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee..................................................   0.85%    0.80%
12b-1 Fees....................................................   None     None
Other Expenses................................................   0.25%    0.30%
                                                                 ----     ----
Total Fund Operating Expenses.................................   1.10%    1.10%
                                                                 ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $11     $35     $61     $138
                                                ===     ===     ===     ====
Proposed Fee..................................  $11     $35     $61     $138
                                                ===     ===     ===     ====

                      EMERGING MARKETS FUND CLASS S

                                                               EXISTING PROPOSED
                                                                 FEE      FEE*
                                                               -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee..................................................   1.20%    1.15%
12b-1 Fees....................................................   None     None
Other Expenses................................................   0.61%    0.66%
                                                                 ----     ----
Total Fund Operating Expenses.................................   1.81%    1.81%
                                                                 ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $18     $57    $100     $228
                                                ===     ===    ====     ====
Proposed Fee..................................  $18     $57    $100     $228
                                                ===     ===    ====     ====

----------

* The additional fee of not more than 0.07 of 1% which would be payable on assets which are not included in net assets for the purpose of computing the basic advisory fee, is applied only when such assets are invested by FRIMCo. Such amount is not expected to affect the amount of the gross proposed fee shown above.

                                 EQUITY T FUND

                                                               EXISTING PROPOSED
                                                                 FEE      FEE*
                                                               -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee (Net of Waivers).................................   0.68%    0.63%
12b-1 Fees....................................................   None     None
Other Expenses................................................   0.32%    0.37%
                                                                 ----     ----
Total Fund Operating Expenses (Net of Waivers)................   1.00%    1.00%
                                                                 ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $20     $63    $111     $252
                                                ===     ===    ====     ====
Proposed Fee..................................  $20     $63    $111     $252
                                                ===     ===    ====     ====

----------

You would pay the following expenses on an investment in Equity T fund, assuming no redemption: 1 year--$10, 3 years--$32, 5 years--$55 and 10 years-- $126

                       LIMITED VOLATILITY TAX FREE FUND

                                                               EXISTING PROPOSED
                                                                 FEE      FEE*
                                                               -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee..................................................   0.50%    0.30%
12b-1 Fees....................................................   None     None
Other Expenses................................................   0.21%    0.26%
                                                                 ----     ----
Total Fund Operating Expenses.................................   0.71%    0.56%
                                                                 ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $ 7     $22     $39     $89
                                                ===     ===     ===     ===
Proposed Fee..................................  $ 6     $18     $31     $70
                                                ===     ===     ===     ===

----------

* The additional fee of not more than 0.07 of 1% which would be payable on assets which are not included in net assets for the purpose of computing the basic advisory fee, is applied only when such assets are invested by FRIMCo. Such amount is not expected to affect the amount of the gross proposed fee shown above.

                               MONEY MARKET FUND

                                                               EXISTING PROPOSED
                                                                 FEE      FEE*
                                                               -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee (Net of Waiver)..................................   0.10%    0.08%
12b-1 Fees....................................................   None     None
Other Expenses................................................   0.06%    0.08%
                                                                 ----     ----
Total Fund Operating Expenses (Net of Waiver).................   0.16%    0.16%
                                                                 ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $ 2     $ 5     $ 9     $20
                                                ===     ===     ===     ===
Proposed Fee..................................  $ 2     $ 5     $ 9     $20
                                                ===     ===     ===     ===

                       U.S. GOVERNMENT MONEY MARKET FUND

                                                               EXISTING PROPOSED
                                                                 FEE      FEE*
                                                               -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee (Net of Waiver)..................................   0.03%    0.02%
12b-1 Fees....................................................   None     None
Other Expenses (Net of Waiver)................................   0.27%    0.28%
                                                                 ----     ----
Total Fund Operating Expenses (Net of Waiver).................   0.30%    0.30%
                                                                 ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $ 3     $ 9     $17     $38
                                                ===     ===     ===     ===
Proposed Fee..................................  $ 3     $ 9     $17     $38
                                                ===     ===     ===     ===

----------

* The additional fee of not more than 0.07 of 1% which would be payable on assets which are not included in net assets for the purpose of computing the basic advisory fee, is applied only when such assets are invested by FRIMCo. Such amount is not expected to affect the amount of the gross proposed fee shown above.

                          TAX FREE MONEY MARKET FUND

                                                               EXISTING PROPOSED
                                                                 FEE      FEE*
                                                               -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee (Net of Waiver)..................................   0.15%    0.12%
12b-1 Fees....................................................   None     None
Other Expenses (Net of Waiver)................................   0.13%    0.16%
                                                                 ----     ----
Total Fund Operating Expenses (Net of Waiver).................   0.28%    0.28%
                                                                 ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $ 3     $ 9     $15     $35
                                                ===     ===     ===     ===
Proposed Fee..................................  $ 3     $ 9     $15     $35
                                                ===     ===     ===     ===

                        DIVERSIFIED EQUITY FUND CLASS S

                                                               EXISTING PROPOSED
                                                                 FEE      FEE*
                                                               -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee..................................................   0.78%    0.73%
12b-1 Fees....................................................   None     None
Other Expenses................................................   0.17%    0.22%
                                                                 ----     ----
Total Fund Operating Expenses.................................   0.95%    0.95%
                                                                 ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $10     $30     $52     $119
                                                ===     ===     ===     ====
Proposed Fee..................................  $10     $30     $52     $119
                                                ===     ===     ===     ====

----------

* The additional fee of not more than 0.07 of 1% which would be payable on assets which are not included in net assets for the purpose of computing the basic advisory fee, is applied only when such assets are invested by FRIMCo. Such amount is not expected to affect the amount of the gross proposed fee shown above.

                          SPECIAL GROWTH FUND CLASS S

                                                               EXISTING PROPOSED
                                                                 FEE      FEE*
                                                               -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee..................................................   0.95%    0.90%
12b-1 Fees....................................................   None     None
Other Expenses................................................   0.25%    0.30%
                                                                 ----     ----
Total Fund Operating Expenses.................................   1.20%    1.20%
                                                                 ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $12     $38     $66     $151
                                                ===     ===     ===     ====
Proposed Fee..................................  $12     $38     $66     $151
                                                ===     ===     ===     ====

                          EQUITY INCOME FUND CLASS S

                                                               EXISTING PROPOSED
                                                                 FEE      FEE*
                                                               -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee..................................................   0.80%    0.75%
12b-1 Fees....................................................   None     None
Other Expenses................................................   0.26%    0.31%
                                                                 ----     ----
Total Fund Operating Expenses.................................   1.06%    1.06%
                                                                 ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $11     $33     $59     $133
                                                ===     ===     ===     ====
Proposed Fee..................................  $11     $33     $59     $133
                                                ===     ===     ===     ====

----------

* The additional fee of not more than 0.07 of 1% which would be payable on assets which are not included in net assets for the purpose of computing the basic advisory fee, is applied only when such assets are invested by FRIMCo. Such amount is not expected to affect the amount of the gross proposed fee shown above.

                       QUANTITATIVE EQUITY FUND CLASS S

                                                               EXISTING PROPOSED
                                                                 FEE      FEE*
                                                               -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee..................................................   0.78%    0.73%
12b-1 Fees....................................................   None     None
Other Expenses................................................   0.16%    0.21%
                                                                 ----     ----
Total Fund Operating Expenses.................................   0.94%    0.94%
                                                                 ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $ 9     $30     $52     $118
                                                ===     ===     ===     ====
Proposed Fee..................................  $ 9     $30     $52     $118
                                                ===     ===     ===     ====

                     INTERNATIONAL SECURITIES FUND CLASS S

                                                               EXISTING PROPOSED
                                                                 FEE      FEE*
                                                               -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee..................................................   0.95%    0.90%
12b-1 Fees....................................................   None     None
Other Expenses................................................   0.35%    0.40%
                                                                 ----     ----
Total Fund Operating Expenses.................................   1.30%    1.30%
                                                                 ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $13     $41     $72     $164
                                                ===     ===     ===     ====
Proposed Fee..................................  $13     $41     $72     $164
                                                ===     ===     ===     ====

----------

* The additional fee of not more than 0.07 of 1% which would be payable on assets which are not included in net assets for the purpose of computing the basic advisory fee, is applied only when such assets are invested by FRIMCo. Such amount is not expected to affect the amount of the gross proposed fee shown above.

                         DIVERSIFIED BOND FUND CLASS S

                                                               EXISTING PROPOSED
                                                                 FEE      FEE*
                                                               -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee..................................................   0.45%    0.40%
12b-1 Fees....................................................   None     None
Other Expenses................................................   0.14%    0.19%
                                                                 ----     ----
Total Fund Operating Expenses.................................   0.59%    0.59%
                                                                 ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $ 6     $19     $33     $74
                                                ===     ===     ===     ===
Proposed Fee..................................  $ 6     $19     $33     $74
                                                ===     ===     ===     ===

                   VOLATILITY CONSTRAINED BOND FUND CLASS S

                      (TO BE RENAMED TAX FREE BOND)

                                                               EXISTING PROPOSED
                                                                 FEE      FEE*
                                                               -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee..................................................   0.50%    0.45%
12b-1 Fees....................................................   None     None
Other Expenses................................................   0.24%    0.29%
                                                                 ----     ----
Total Fund Operating Expenses.................................   0.74%    0.74%
                                                                 ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $ 7     $23     $41     $93
                                                ===     ===     ===     ===
Proposed Fee..................................  $ 7     $23     $41     $93
                                                ===     ===     ===     ===

----------

* The additional fee of not more than 0.07 of 1% which would be payable on assets which are not included in net assets for the purpose of computing the basic advisory fee, is applied only when such assets are invested by FRIMCo. Such amount is not expected to affect the amount of the gross proposed fee shown above.

                        MULTISTRATEGY BOND FUND CLASS S

                                                               EXISTING PROPOSED
                                                                 FEE      FEE*
                                                               -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee (Net of Waiver)..................................   0.58%    0.53%
12b-1 Fees....................................................   None     None
Other Expenses................................................   0.22%    0.27%
                                                                 ----     ----
Total Fund Operating Expenses (Net of Waiver).................   0.80%    0.80%
                                                                 ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $ 8     $25     $44     $101
                                                ---     ---     ---     ----
Proposed Fee..................................  $ 8     $25     $44     $101
                                                ===     ===     ===     ====

                        DIVERSIFIED EQUITY FUND CLASS E

                                                               EXISTING PROPOSED
                                                                 FEE      FEE*
                                                               -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee..................................................   0.78%    0.73%
12b-1 Fees....................................................   None     None
Shareholder Servicing Fee.....................................   0.25%    0.25%
Other Expenses................................................   0.23%    0.28%
                                                                 ----     ----
Total Fund Operating Expenses.................................   1.26%    1.26%
                                                                 ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $13     $40     $70     $158
                                                ---     ---     ---     ----
Proposed Fee..................................  $13     $40     $70     $158
                                                ===     ===     ===     ====

----------

* The additional fee of not more than 0.07 of 1% which would be payable on assets which are not included in net assets for the purpose of computing the basic advisory fee, is applied only when such assets are invested by FRIMCo. Such amount is not expected to affect the amount of the gross proposed fee shown above.

                          SPECIAL GROWTH FUND CLASS E

                                                               EXISTING PROPOSED
                                                                 FEE      FEE*
                                                               -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee..................................................   0.95%    0.90%
12b-1 Fees....................................................   None     None
Shareholder Servicing Fee.....................................   0.25%    0.25%
Other Expenses................................................   0.30%    0.35%
                                                                 ----     ----
Total Fund Operating Expenses.................................   1.50%    1.50%
                                                                 ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $15     $47     $83     $189
                                                ---     ---     ---     ----
Proposed Fee..................................  $15     $47     $83     $189
                                                ===     ===     ===     ====

                          EQUITY INCOME FUND CLASS E

                                                               EXISTING PROPOSED
                                                                 FEE      FEE*
                                                               -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee..................................................   0.80%    0.75%
12b-1 Fees....................................................   None     None
Shareholder Servicing Fee.....................................   0.25%    0.25%
Other Expenses................................................   0.31%    0.36%
                                                                 ----     ----
Total Fund Operating Expenses.................................   1.36%    1.36%
                                                                 ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $14     $43     $75     $171
                                                ---     ---     ---     ----
Proposed Fee..................................  $14     $43     $75     $171
                                                ===     ===     ===     ====

----------

* The additional fee of not more than 0.07 of 1% which would be payable on assets which are not included in net assets for the purpose of computing the basic advisory fee, is applied only when such assets are invested by FRIMCo. Such amount is not expected to affect the amount of the gross proposed fee shown above.

                       QUANTITATIVE EQUITY FUND CLASS E

                                                               EXISTING PROPOSED
                                                                 FEE      FEE*
                                                               -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee..................................................   0.78%    0.73%
12b-1 Fees....................................................   None     None
Shareholder Servicing Fee.....................................   0.25%    0.25%
Other Expenses................................................   0.19%    0.24%
                                                                 ----     ----
Total Fund Operating Expenses.................................   1.22%    1.22%
                                                                 ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $12     $38     $67     $153
                                                ---     ---     ---     ----
Proposed Fee..................................  $12     $38     $67     $153
                                                ===     ===     ===     ====

                     INTERNATIONAL SECURITIES FUND CLASS E

                                                               EXISTING PROPOSED
                                                                 FEE      FEE*
                                                               -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee..................................................   0.95%    0.90%
12b-1 Fees....................................................   None     None
Shareholder Servicing Fee.....................................   0.25%    0.25%
Other Expenses................................................   0.40%    0.45%
                                                                 ----     ----
Total Fund Operating Expenses.................................   1.60%    1.60%
                                                                 ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $16     $50     $88     $201
                                                ---     ---     ---     ----
Proposed Fee..................................  $16     $50     $88     $201
                                                ===     ===     ===     ====

----------

* The additional fee of not more than 0.07 of 1% which would be payable on assets which are not included in net assets for the purpose of computing the basic advisory fee, is applied only when such assets are invested by FRIMCo. Such amount is not expected to affect the amount of the gross proposed fee shown above.

                         EMERGING MARKETS FUND CLASS E

                                                               EXISTING PROPOSED
                                                                 FEE      FEE*
                                                               -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee..................................................   1.20%    1.15%
12b-1 Fees....................................................   None     None
Shareholder Servicing Fee.....................................   0.25%    0.25%
Other Expenses................................................   0.61%    0.66%
                                                                 ----     ----
Total Fund Operating Expenses.................................   2.06%    2.06%
                                                                 ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $21     $65    $114     $259
                                                ---     ---    ----     ----
Proposed Fee..................................  $21     $65    $114     $259
                                                ===     ===    ====     ====

                      REAL ESTATE SECURITIES FUND CLASS E

                                                               EXISTING PROPOSED
                                                                 FEE      FEE*
                                                               -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee..................................................   0.85%    0.80%
12b-1 Fees....................................................   None     None
Shareholder Servicing Fee.....................................   0.25%    0.25%
Other Expenses................................................   0.29%    0.34%
                                                                 ----     ----
Total Fund Operating Expenses.................................   1.39%    1.39%
                                                                 ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $14     $44     $77     $175
                                                ---     ---     ---     ----
Proposed Fee..................................  $14     $44     $77     $175
                                                ===     ===     ===     ====

----------

* The additional fee of not more than 0.07 of 1% which would be payable on assets which are not included in net assets for the purpose of computing the basic advisory fee, is applied only when such assets are invested by FRIMCo. Such amount is not expected to affect the amount of the gross proposed fee shown above.

                         DIVERSIFIED BOND FUND CLASS E

                                                               EXISTING PROPOSED
                                                                 FEE      FEE*
                                                               -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee..................................................   0.45%    0.40%
12b-1 Fees....................................................   None     None
Shareholder Servicing Fee.....................................   0.25%    0.25%
Other Expenses................................................   0.18%    0.23%
                                                                 ----     ----
Total Fund Operating Expenses.................................   0.88%    0.88%
                                                                 ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $ 9     $28     $49     $111
                                                ---     ---     ---     ----
Proposed Fee..................................  $ 9     $28     $49     $111
                                                ===     ===     ===     ====

                   VOLATILITY CONSTRAINED BOND FUND CLASS E

                      (TO BE RENAMED TAX FREE BOND)

                                                               EXISTING PROPOSED
                                                                 FEE      FEE*
                                                               -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee..................................................   0.50%    0.45%
12b-1 Fees....................................................   None     None
Shareholder Servicing Fee.....................................   0.25%    0.25%
Other Expenses................................................   0.24%    0.29%
                                                                 ----     ----
Total Fund Operating Expenses.................................   0.99%    0.99%
                                                                 ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $10     $31     $55     $125
                                                ---     ---     ---     ----
Proposed Fee..................................  $10     $31     $55     $125
                                                ===     ===     ===     ====

----------

* The additional fee of not more than 0.07 of 1% which would be payable on assets which are not included in net assets for the purpose of computing the basic advisory fee, is applied only when such assets are invested by FRIMCo. Such amount is not expected to affect the amount of the gross proposed fee shown above.

                        MULTISTRATEGY BOND FUND CLASS E

                                                               EXISTING PROPOSED
                                                                 FEE      FEE*
                                                               -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee (Net of Waiver)..................................   0.58%    0.53%
12b-1 Fees....................................................   None     None
Shareholder Servicing Fee.....................................   0.25%    0.25%
Other Expenses................................................   0.22%    0.27%
                                                                 ----     ----
Total Fund Operating Expenses (Net of Waiver).................   1.05%    1.05%
                                                                 ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $11     $33     $58     $132
                                                ===     ===     ===     ====
Proposed Fee..................................  $11     $33     $58     $132
                                                ===     ===     ===     ====

                     EQUITY BALANCED STRATEGY FUND CLASS D

                                                             EXISTING PROPOSED
                                                               FEE      FEE*
                                                             -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee (Net of Waiver)................................   0.00%    0.00%
12b-1 Fees..................................................   0.25%    0.25%
Shareholder Servicing Fee...................................   0.25%    0.25%
Other Expenses (Net of Reimbursement).......................   0.00%    0.00%
                                                               ----     ----
Total Fund Operating Expenses (Net of Waiver and Reimburse-
 ment)......................................................   0.50%    0.50%
                                                               ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $ 5     $16     $28     $63
                                                ---     ---     ---     ---
Proposed Fee..................................  $ 5     $16     $28     $63
                                                ===     ===     ===     ===

----------

* The additional fee of not more than 0.07 of 1% which would be payable on assets which are not included in net assets for the purpose of computing the basic advisory fee, is applied only when such assets are invested by FRIMCo. Such amount is not expected to affect the amount of the gross proposed fee shown above.

                       AGGRESSIVE STRATEGY FUND CLASS D

                                                             EXISTING PROPOSED
                                                               FEE      FEE*
                                                             -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee (Net of Waiver)................................   0.00%    0.00%
12b-1 Fees..................................................   0.25%    0.25%
Shareholder Servicing Fee...................................   0.25%    0.25%
Other Expenses (Net of Reimbursement).......................   0.00%    0.00%
                                                               ----     ----
Total Fund Operating Expenses (Net of Waiver and Reimburse-
 ment)......................................................   0.50%    0.50%
                                                               ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $ 5     $16     $28     $63
                                                ===     ===     ===     ===
Proposed Fee..................................  $ 5     $16     $28     $63
                                                ===     ===     ===     ===

                        BALANCED STRATEGY FUND CLASS D

                                                             EXISTING PROPOSED
                                                               FEE      FEE*
                                                             -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee (Net of Waiver)................................   0.00%    0.00%
12b-1 Fees..................................................   0.25%    0.25%
Shareholder Servicing Fee...................................   0.25%    0.25%
Other Expenses (Net of Reimbursement).......................   0.00%    0.00%
                                                               ----     ----
Total Fund Operating Expenses (Net of Waiver and Reimburse-
 ment)......................................................   0.50%    0.50%
                                                               ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $ 5     $16     $28     $63
                                                ---     ---     ---     ---
Proposed Fee..................................  $ 5     $16     $28     $63
                                                ===     ===     ===     ===

----------

* The additional fee of not more than 0.07 of 1% which would be payable on assets which are not included in net assets for the purpose of computing the basic advisory fee, is applied only when such assets are invested by FRIMCo. Such amount is not expected to affect the amount of the gross proposed fee shown above.

                        MODERATE STRATEGY FUND CLASS D

                                                             EXISTING PROPOSED
                                                               FEE      FEE*
                                                             -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee (Net of Waiver)................................   0.00%    0.00%
12b-1 Fees..................................................   0.25%    0.25%
Shareholder Servicing Fee...................................   0.25%    0.25%
Other Expenses (Net of Reimbursement).......................   0.00%    0.00%
                                                               ----     ----
Total Fund Operating Expenses (Net of Waiver and Reimburse-
 ment)......................................................   0.50%    0.50%
                                                               ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $ 5     $16     $28     $63
                                                ===     ===     ===     ===
Proposed Fee..................................  $ 5     $16     $28     $63
                                                ===     ===     ===     ===

                      CONSERVATIVE STRATEGY FUND CLASS D

                                                             EXISTING PROPOSED
                                                               FEE      FEE*
                                                             -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee (Net of Waiver)................................   0.00%    0.00%
12b-1 Fees..................................................   0.25%    0.25%
Shareholder Servicing Fee...................................   0.25%    0.25%
Other Expenses (Net of Reimbursement).......................   0.00%    0.00%
                                                               ----     ----
Total Fund Operating Expenses (Net of Waiver and Reimburse-
 ment)......................................................   0.50%    0.50%
                                                               ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $ 5     $16     $28     $63
                                                ===     ===     ===     ===
Proposed Fee..................................  $ 5     $16     $28     $63
                                                ===     ===     ===     ===

----------

*The additional fee of not more than 0.07 of 1% which would be payable on assets which are not included in net assets for the purpose of computing the basic advisory fee, is applied only when such assets are invested by FRIMCo. Such amount is not expected to affect the amount of the gross proposed fee shown above.

                     EQUITY BALANCED STRATEGY FUND CLASS E

                                                             EXISTING PROPOSED
                                                               FEE      FEE*
                                                             -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee (Net of Waiver)................................   0.00%    0.00%
12b-1 Fees..................................................   None     None
Shareholder Servicing Fee...................................   0.25%    0.25%
Other Expenses (Net of Reimbursement).......................   0.00%    0.00%
                                                               ----     ----
Total Fund Operating Expenses (Net of Waiver and Reimburse-
 ment)......................................................   0.25%    0.25%
                                                               ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $ 3     $ 8     $14     $31
                                                ===     ===     ===     ===
Proposed Fee..................................  $ 3     $ 8     $14     $31
                                                ===     ===     ===     ===

                       AGGRESSIVE STRATEGY FUND CLASS E

                                                             EXISTING PROPOSED
                                                               FEE      FEE*
                                                             -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee (Net of Waiver)................................   0.00%    0.00%
12b-1 Fees..................................................   None     None
Shareholder Servicing Fee...................................   0.25%    0.25%
Other Expenses (Net of Reimbursement).......................   0.25%    0.25%
                                                               ----     ----
Total Fund Operating Expenses (Net of Waiver and Reimburse-
 ment)......................................................   0.25%    0.25%
                                                               ====     ====

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 ivestment assuming (1) 5% annual return
 and (2) redemption at the end of each time
 period
Existing Fee..................................   $ 3     $ 8     $14     $31
                                                 ===     ===     ===     ===
Proposed Fee..................................   $ 3     $ 8     $14     $31
                                                 ===     ===     ===     ===

----------

* The additional fee of not more than 0.07 of 1% which would be payable on assets which are not included in net assets for the purpose of computing the basic advisory fee, is applied only when such assets are invested by FRIMCo. Such amount is not expected to affect the amount of the gross proposed fee shown above.

                        BALANCED STRATEGY FUND CLASS E

                                                             EXISTING PROPOSED
                                                               FEE      FEE*
                                                             -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee (Net of Waiver)................................   0.00%    0.00%
12b-1 Fees..................................................   None     None
Shareholder Servicing Fee...................................   0.25%    0.25%
Other Expenses (Net of Reimbursement).......................   0.00%    0.00%
                                                               ----     ----
Total Fund Operating Expenses (Net of Waiver and Reimburse-
 ment)......................................................   0.25%    0.25%
                                                               ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $ 3     $ 8     $14     $31
                                                ---     ---     ---     ---
Proposed Fee..................................  $ 3     $ 8     $14     $31
                                                ===     ===     ===     ===

                        MODERATE STRATEGY FUND CLASS E

                                                             EXISTING PROPOSED
                                                               FEE      FEE*
                                                             -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee (Net of Waiver)................................   0.00%    0.00%
12b-1 Fees..................................................   None     None
Shareholder Servicing Fee...................................   0.25%    0.25%
Other Expenses (Net of Reimbursement).......................   0.00%    0.00%
                                                               ----     ----
Total Fund Operating Expenses (Net of Waiver and Reimburse-
 ment)......................................................   0.25%    0.25%
                                                               ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $ 3     $ 8     $14     $31
                                                ===     ===     ===     ===
Proposed Fee..................................  $ 3     $ 8     $14     $31
                                                ===     ===     ===     ===

----------

*The additional fee of not more than 0.07 of 1% which would be payable on assets which are not included in net assets for the purpose of computing the basic advisory fee, is applied only when such assets are invested by FRIMCo. Such amount is not expected to affect the amount of the gross proposed fee shown above.

                      CONSERVATIVE STRATEGY FUND CLASS E

                                                             EXISTING PROPOSED
                                                               FEE      FEE*
                                                             -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee (Net of Waiver)................................   0.00%    0.00%
12b-1 Fees..................................................   None     None
Shareholder Servicing Fee...................................   0.25%    0.25%
Other Expenses (Net of Reimbursement).......................   0.00%    0.00%
                                                               ----     ----
Total Fund Operating Expenses (Net of Waiver and Reimburse-
 ment)......................................................   0.25%    0.25%
                                                               ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $ 3     $ 8     $14     $31
                                                ===     ===     ===     ===
Proposed Fee..................................  $ 3     $ 8     $14     $31
                                                ===     ===     ===     ===

----------

* The additional fee of not more than 0.07 of 1% which would be payable on assets which are not included in net assets for the purpose of computing the basic advisory fee, is applied only when such assets are invested by FRIMCo. Such amount is not expected to affect the amount of the gross proposed fee shown above.

                                  EXHIBIT E

                          FIVE PERCENT SHAREHOLDERS

FUND NAME                      BENEFICIARY OWNER NAME            SHARES       PERCENT
---------                  -------------------------------    -------------   -------
Aggressive Strategy......  Board of Pensions of the Church    1,399,606.016   25.954%
                           of God Inc. TTEES
                           Church of God Pension Plan
                           Attn: Doug Hamlin
                           P.O. Box 2559
                           Anderson, IN 46108-2559
Aggressive Strategy......  Charles Schwab & Co., Inc.           672,135.484   12.464%
                           Special Custody Account for the
                           Exclusive Benefit of Customers
                           Attn: Mutual Funds
                           101 Montgomery Street
                           San Francisco, CA 94104-4122
Aggressive Strategy......  Halbert, Hargrove/Russell, Inc.      443,241.637    8.219%
                           111 West Ocean Boulevard
                           Suite 1240
                           Long Beach, CA 90802
Balanced Strategy........  Board of Pensions of the Church    5,191,190.403   37.614%
                           of God Inc. TTEES
                           Church of God Pension Plan-
                           Annuity
                           Attn: Doug Hamlin
                           P.O. Box 2559
                           Anderson, IN 46108-2559
Balanced Strategy........  Capinco/Sargento                   2,451,610.404   17.764%
                           Firstar Trust Company FBO
                           Sargento
                           Attn: Income/Mutual Funds Dept
                           P.O. Box 1787
                           Milwaukee, WI 53201-1787
Balanced Strategy........  Board of Pensions of the Church    2,071,489.625   15.010%
                           of God Inc. TTEES
                           Church of God Pension Plan
                           Attn: Doug Hamlin
                           P.O. Box 2559
                           Anderson, IN 46108-2559
Balanced Strategy........  Charles Schwab & Co., Inc.           716,417.064    5.191%
                           Special Custody Account for the
                           Exclusive Benefit of Customers
                           Attn: Mutual Funds
                           101 Montgomery Street
                           San Francisco, CA 94104-4122
Conservative Strategy....  Board of Pensions of the Church      205,490.387   51.144%
                           of God Inc. TTEES
                           Church of God Pension Plan
                           Attn: Doug Hamlin
                           P.O. Box 2559
                           Anderson, IN 46108-2559
Conservative Strategy....  Standard-Knapp Inc.                   57,307.172   14.263%
                           Prof Sharing & Savings Plan
                           127 Main Street
                           Portland, CT 06480-1860

FUND NAME                    BENEFICIARY OWNER NAME         SHARES     PERCENT
---------                ------------------------------- ------------- -------
Conservative Strategy... LBMC Employee Benefit Group LLC    36,129.949  8.992%
                         5203 Maryland Way
                         Suite 200
                         Brentwood, TN 37024-186
Conservative Strategy... First Security Bank 401(K) PSP     23,230.097  5.782%
                         PO Box 690
                         Batesville, MS 38606-0690
Diversified Bond........ Citizens Bank Saginaw           5,090,953.232 15.724%
                         Attn: Trust/Investment Dept.
                         101 N Washington
                         Saginaw, MI 48607-1206
Emerging Markets........ VAR & Co.                       4,789,347.018 13.368%
                         First Trust, N.A.
                         Funds Accounting
                         P.O. Box 64482
                         St Paul, MN 55164-0482
Emerging Markets........ Ronald Blue & Co.               3,523,690.289  9.836%
                         1100 Johnson Ferry Road, N.E.
                         Suite 600
                         Atlanta, GA 30342
Emerging Markets........ Charles Schwab & Co., Inc.      2,432,431.892  6.790%
                         Special Custody Account for the
                         Exclusive Benefit of Customers
                         Attn: Mutual Funds
                         101 Montgomery Street
                         San Francisco, CA 94104-4122
Emerging Markets........ Atlantic Capital Management,    1,999,603.701  5.581%
                         LLC
                         Two Hannover Square,
                         Suite 1100
                         434 Fayetteville Street Mall
                         Raleigh, NC 27601
Equity Balanced          Capinco/Sargento                4,156,802.274 47.432%
  Strategy.............. Firstar Trust Company FBO
                         Sargento
                         Attn: Income/Mutual Funds Dept.
                         P.O. Box 1787
                         Milwaukee, WI 53201-1787
Equity Balanced          Board of Pensions of the Church 1,229,817.873 14.033%
  Strategy.............. of God Inc. TTEES
                         Church of God Pension Plan
                         Attn: Doug Hamlin
                         P.O. Box 2559
                         Anderson, IN 46108-2559
Equity Balanced          Halbert, Hargrove/Russell, Inc.   638,029.593  7.280%
  Strategy.............. 111 West Ocean Boulevard
                         Suite 1240
                         Long Beach, CA 90802
Equity Balanced          Charles Schwab & Co., Inc         546,424.614  6.235%
  Strategy.............. Special Custody Account for the
                         Exclusive Benefit of Customers
                         Attn: Mutual Funds
                         101 Montgomery Street
                         San Francisco, CA 94104-4122

FUND NAME                     BENEFICIARY OWNER NAME         SHARES     PERCENT
---------                 ------------------------------- ------------- -------
Equity I................. VAR & Co.                       7,061,873.323 18.088%
                          First Trust, N.A.
                          Funds Accounting
                          P.O. Box 64482
                          St. Paul, MN 55164-0482
Equity I................. Ronald Blue & Co.               5,508,631.256 14.110%
                          1100 Johnson Ferry Road, N.E.
                          Suite 600
                          Atlanta, GA 30342
Equity I................. Anchor/Russell Capital          2,006,514.024  5.139%
                          Advisors, Inc.
                          One Post Office Square
                          38th Floor
                          Boston, MA 02109
Equity I................. Charles Schwab & Co., Inc       1,881,302.910  4.819%
                          Special Custody Account for the
                          Exclusive Benefit of Customers
                          Attn: Mutual Funds
                          101 Montgomery Street
                          San Francisco, CA 94104-4122
Equity II................ Ronald Blue & Co.               2,245,003.608 14.145%
                          1100 Johnson Ferry Road, N.E.
                          Suite 600
                          Atlanta, GA 30342
Equity II................ Miller/Russell and Associates,  1,256,466.905  7.917%
                          Inc.
                          2929 E. Camelback Road
                          Suite 223
                          Phoenix, AZ 85016
Equity II................ Atlantic Capital Management,    1,136,051.710  7.158%
                          LLC
                          Two Hannover Square, Suite 1100
                          434 Fayetteville Street Mall
                          Raleigh, NC 27601
Equity II................ VAR & Co.                       1,071,674.757  6.752%
                          First Trust, N.A.
                          Funds Accounting
                          P.O. Box 64482
                          St. Paul, MN 55164-0482
Equity II................ Anchor/Russell Capital            968,774.194  6.104%
                          Advisors, Inc.
                          One Post Office Square
                          38th Floor
                          Boston, MA 02109
Equity II................ Reber/Russell Company             900,223.213  5.672%
                          1225 17th Street
                          Suite 1400
                          Denver, CO 80202-582
Equity II................ Charles Schwab & Co., Inc         892,581.586  5.624%
                          Special Custody Account for the
                          Exclusive Benefit of Customers
                          Attn: Mutual Funds
                          101 Montgomery Street
                          San Francisco, CA 94104-4122

FUND NAME                       BENEFICIARY OWNER NAME        SHARES    PERCENT
---------                   ------------------------------- ----------- -------
Equity II.................. JATO/ADM                        836,807.421  5.273%
                            National City Bank of
                            Minneapolis
                            Attn: Trust Dept
                            PO Box E 1919
                            Minneapolis, MN 55480-9999
Equity III................. VAR & Co.                       909,879.749 13.289%
                            First Trust, N.A.
                            Funds Accounting
                            P.O. Box 64482
                            St. Paul, MN 55164-0482
Equity III................. VAR & Co.                       708,137.285 10.343%
                            First Trust, N.A.
                            Funds Accounting
                            P.O. Box 64482
                            St. Paul, MN 55164-0482
Equity III................. Anchor/Russell Capital          691,049.056 10.093%
                            Advisors, Inc.
                            One Post Office Square
                            38th Floor
                            Boston, MA 02109
Equity III................. Ingham/Russell Investment       637,098.651  9.305%
                            Advisors,
                            1570 Madruga Avenue
                            4th Floor
                            Coral Gables, FL 33146
Equity III................. Reber/Russell Company           601,333.042  8.783%
                            1225 17th Street
                            Suite 1400
                            Denver, CO 80202-582
Equity III................. Miller/Russell and Associates,  547,182.807  7.992%
                            Inc.
                            2929 E. Camelback Road
                            Suite 223
                            Phoenix, AZ 85016
Equity III................. International Shipowners        362,069.702  5.288%
                            Reinsurance Co. S.A.
                            B.P. 841
                            L-2018
                            Luxembourg
Equity Income.............. Citizens Bank                   358,459.190  5.721%
                            Saginaw
                            Attn: Trust/Investment Dept.
                            101 N. Washington
                            Saginaw, MI 48607-1206
Equity Income.............. Carey & Co.                     358,290.934  5.718%
                            Huntington National Bank
                            Attn: Mutual Funds MC 1024
                            P.O. Box 1558
                            Columbus, OH 43216-1558
Equity Income.............. Charles Schwab & Co., Inc       328,048.785  5.235%
                            Special Custody Account for the
                            Exclusive Benefit of Customers
                            Attn: Mutual Funds
                            101 Montgomery Street
                            San Francisco, CA 94104-4122

FUND NAME                     BENEFICIARY OWNER NAME         SHARES     PERCENT
---------                 ------------------------------- ------------- -------
Equity Q................. VAR & Co.                       5,949,036.269 20.801%
                          First Trust, N.A.
                          Funds Accounting
                          P.O. Box 64482
                          St. Paul, MN 55164-0482
Equity Q................. Ronald Blue & Co.               4,593,369.059 16.061%
                          1100 Johnson Ferry Road, N.E.
                          Suite 600
                          Atlanta, GA 30342
Equity Q................. Miller/Russell and Associates,  1,915,456.450  6.698%
                          Inc.
                          2929 E. Camelback Road
                          Suite 223
                          Phoenix, AZ 85016
Equity Q................. Anchor/Russell Capital          1,715,223.751  5.997%
                          Advisors, Inc.
                          One Post Office Square
                          38th Floor
                          Boston, MA 02109
Equity T................. Ronald Blue & Co.               3,187,817.168 21.637%
                          1100 Johnson Ferry Road, N.E.
                          Suite 600
                          Atlanta, GA 30342
Equity T................. Charles Schwab & Co., Inc       2,319,803.281 15.745%
                          Special Custody Account for the
                          Exclusive Benefit of Customers
                          Attn: Mutual Funds
                          101 Montgomery Street
                          San Francisco, CA 94104-4122
Equity T................. Indiana Trust 1                 1,645,641.470 11.170%
                          Indiana Trust & Investment
                          Management Company
                          P.O. Box 5149
                          Mishawaka, IN 46546-5149
Equity T................. Miller/Russell and Associates,  1,057,646.319  7.179%
                          Inc.
                          2929 E. Camelback Road
                          Suite 223
                          Phoenix, AZ 85016
Equity T................. Atlantic Capital Management,      990,734.951  6.725%
                          LLC
                          Two Hannover Square,
                          Suite 1100
                          434 Fayetteville Street Mall
                          Raleigh, NC 27601
Fixed Income I........... Ronald Blue & Co.               5,625,349.097 12.843%
                          1100 Johnson Ferry Road, N.E.
                          Suite 600
                          Atlanta, GA 30342
Fixed Income I........... JATO/ADM                        5,346,429.864 12.206%
                          National City Bank of
                          Minneapolis
                          Attn: Trust Dept
                          PO Box E 1919
                          Minneapolis, MN 55480-9999

FUND NAME                     BENEFICIARY OWNER NAME         SHARES     PERCENT
---------                 ------------------------------- ------------- -------
Fixed Income I........... VAR & Co.                       4,694,727.218 10.718%
                          First Trust, N.A.
                          Funds Accounting
                          P.O. Box 64482
                          St. Paul, MN 55164-0482
Fixed Income I........... Anchor/Russell Capital          4,131,527.815  9.432%
                          Advisors, Inc.
                          One Post Office Square
                          38th Floor
                          Boston, MA 02109
Fixed Income I........... Davis & Co.                     3,093,353.081  7.062%
                          First Union Cust. Serv. Center
                          1525 West W.T. Harris Boulevard
                          Mail Code NC 1151-1076
                          Charlotte, NC 28288
Fixed Income II.......... Ronald Blue & Co.               4,053,238.547 29.981%
                          1100 Johnson Ferry Road, N.E.
                          Suite 600
                          Atlanta, GA 30342
Fixed Income II.......... First Tennessee Bank NA         1,288,376.704  9.530%
                          First Tennessee Bank FBO
                          Knox County Reinvest A/C
                          Attn: Trust Securities--Third
                          Floor
                          165 Madison Avenue
                          Memphis, TN 38103-2723
Fixed Income II.......... Reber/Russell Company           1,166,029.036  8.625%
                          1225 17th Street
                          Suite 1400
                          Denver, CO 80202-582
Fixed Income II.......... Lawton/Russell, Inc.              853,007.708  6.310%
                          311 South Wacker
                          Suite 1750
                          Chicago, IL 60606-662
Fixed Income II.......... Anchor/Russell Capital            845,193.374  6.252%
                          Advisors, Inc.
                          One Post Office Square
                          38th Floor
                          Boston, MA 02109
Fixed Income III......... VAR & Co.                       9,431,451.501 21.321%
                          First Trust, N.A.
                          Funds Accounting
                          P.O. Box 64482
                          St. Paul, MN 55164-0482
Fixed Income III......... Ronald Blue & Co.               7,372,964.574 16.667%
                          1100 Johnson Ferry Road, N.E.
                          Suite 600
                          Atlanta, GA 30342
Fixed Income III......... Miller/Russell and Associates,  5,072,861.529 11.468%
                          Inc.
                          2929 E. Camelback Road
                          Suite 223
                          Phoenix, AZ 85016

FUND NAME                    BENEFICIARY OWNER NAME         SHARES     PERCENT
---------                ------------------------------- ------------- -------
Fixed Income III........ Savant/Russell, Inc.            2,420,792.356  5.472%
                         6929 Sunrise Blvd.
                         Suite 109
                         Citrus Heights, CA 95610
International........... VAR & Co.                       5,395,150.572 19.568%
                         First Trust, N.A.
                         Funds Accounting
                         P.O. Box 64482
                         St. Paul, MN 55164-0482
International........... Ronald Blue & Co.               4,105,541.845 14.891%
                         1100 Johnson Ferry Road, N.E.
                         Suite 600
                         Atlanta, GA 30342
International........... VAR & Co.                       1,474,490.740  5.348%
                         First Trust, N.A.
                         Funds Accounting
                         P.O. Box 64482
                         St. Paul, MN 55164-0482
International........... Atlantic Capital Management,    1,381,689.415  5.011%
                         LLC
                         Two Hannover Square,
                         Suite 1100
                         434 Fayetteville Street Mall
                         Raleigh, NC 27601
International........... Anchor/Russell Capital          1,357,248.689  4.923%
                         Advisors, Inc.
                         One Post Office Square
                         38th Floor
                         Boston, MA 02109
International........... Miller/Russell and Associates,  1,355,453.337  4.916%
                         Inc.
                         2929 E. Camelback Road
                         Suite 223
                         Phoenix, AZ 85016
Limited Volatility Tax   Ronald Blue & Co.               1,566,334.043 27.867%
  Free.................. 1100 Johnson Ferry Road, N.E.
                         Suite 600
                         Atlanta, GA 30342
Limited Volatility Tax   Halbert, Hargrove/Russell, Inc. 1,072,394.730 19.079%
  Free.................. 111 West Ocean Boulevard
                         Suite 1240
                         Long Beach, CA 90802
Moderate Strategy....... Board of Pensions of the Church   833,512.256 51.847%
                         of God Inc TTEES
                         Church of God Pension Plan
                         Attn: Doug Hamlin
                         P.O. Box 2559
                         Anderson, IN 46108-2559
Moderate Strategy....... Standard-Knapp Inc.               129,692.037  8.067%
                         Prof Sharing & Savings Plan
                         127 Main Street
                         Portland, CT 06480-1860

FUND NAME                     BENEFICIARY OWNER NAME          SHARES      PERCENT
---------                 ------------------------------- --------------- -------
Moderate Strategy.......  Charles Schwab & Co., Inc            86,946.919  5.408%
                          Special Custody Account for the
                          Exclusive Benefit of Customers
                          Attn: Mutual Funds
                          101 Montgomery Street
                          San Francisco, CA 94104-4122
Money Market............  Ronald Blue & Co.               177,751,693.790 42.830%
                          1100 Johnson Ferry Road, N.E.
                          Suite 600
                          Atlanta, GA 30342
Money Market............  Anchor/Russell Capital           60,139,028.510 14.491%
                          Advisors, Inc.
                          One Post Office Square 38th
                          Floor
                          Boston, MA 02109
Money Market............  Board of Pensions of the Church  48,659,508.880 11.725%
                          of God Inc TTEES
                          Church of God Pension Plan
                          Attn: Doug Hamlin
                          P.O. Box 2559
                          Anderson, IN 46108-2559
Money Market............  University of Puget Sound        23,025,337.180  5.548%
                          Attn: Controller
                          1500 North Warner
                          Tacoma, WA 98416-0001
Multistrategy Bond......  Halbert, Hargrove/Russell, Inc.   3,135,537.001  6.269%
                          111 West Ocean Boulevard
                          Suite 1240
                          Long Beach, CA 90802
Real Estate Securities..  Ronald Blue & Co.                 3,995,098.406 17.286%
                          1100 Johnson Ferry Road, N.E.
                          Suite 600
                          Atlanta, GA 30342
Real Estate Securities..  VAR & Co.                         2,229,110.674  9.645%
                          First Trust, N.A.
                          Funds Accounting
                          P.O. Box 64482
                          St. Paul, MN 55164-0482
Special Growth..........  FM Co                               689,274.761  4.870%
                          Huntington National Bank
                          One Financial Plaza
                          Holland, MI 49423-9166
Tax Free Money Market...  Citizens Bank                    54,327,323.640 31.159%
                          Saginaw
                          Attn: Trust/Investment Dept.
                          101 N Washington
                          Saginaw, MI 48607-1206
Tax Free Money Market...  Miller/Russell and Associates,   32,441,334.180 18.607%
                          Inc.
                          2929 E. Camelback Road
                          Suite 223
                          Phoenix, AZ 85016

FUND NAME                    BENEFICIARY OWNER NAME          SHARES     PERCENT
---------                ------------------------------- -------------- -------
Tax Free Money Market... Ronald Blue & Co.               20,626,188.340 11.830%
                         1100 Johnson Ferry Road, N.E.
                         Suite 600
                         Atlanta, GA 30342
Tax Free Money Market... Sandra N Tillotson TTEE         18,632,276.870 10.687%
                         Sandra N Tillotson Family Trust
                         DTD 10/1/96
                         3500 E Deer Hollow Drive
                         Sandy, UT 84092-4509
Tax Free Money Market... Craig S Tillotson Fam. Tr. DTD   9,178,110.350  5.264%
                         10/1/96
                         Craig S. Tillotson TTE
                         C/O Clara's
                         1565 East 3300 South
                         Salt Lake City, UT 84106-3370
Tax Free Money Market... Halbert, Hargrove/Russell, Inc.  9,105,177.630  5.222%
                         111 West Ocean Boulevard
                         Suite 1240
                         Long Beach, CA 90802
US Government Money                                      15,548,330.480  9.504%
  Market................ TRI-AD Capital Management, Inc.
                         221 West Crest Street
                         Suite 300
                         Escondido, CA 92025
US Government Money
  Market................ Miller/Russell and Associates,  12,367,748.280  7.560%
                         Inc.
                         2929 E. Camelback Road
                         Suite 223
                         Phoenix, AZ 85016
US Government Money
  Market................ Anchor/Russell Capital           9,773,707.260  5.974%
                         Advisors, Inc.
                         One Post Office Square
                         38th Floor
                         Boston, MA 02109
US Government Money
  Market................ Winona National and Savings      7,953,401.610  4.862%
                         Bank
                         Winkalt & Co.
                         P.O. Box 499
                         Winona, MN 55987-0499
Volatility Constrained
  Bond.................. Harbor Capital Management, Inc.    855,154.293  8.500%
                         831 East Morehead Street
                         Suite 350
                         Charlotte, NC 28202

FRANK RUSSELL INVESTMENT COMPANY                                           PROXY
  SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF SHAREHOLDERS NOVEMBER 19, 1998

FUND NAME

The undersigned hereby revokes all previous proxies for the undersigned's shares and appoints Gregory J. Lyons and Rick Chase, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above-referenced Fund (the "Fund") which the undersigned is entitled to vote at the Fund's Special Meeting in Lieu of Annual Meeting of Shareholders ("Special Meeting") to be held at the offices of the Investment Company (the "Investment Company") at 909 A Street, Tacoma, WA 98402 at 10:00 a.m., local time, on Thursday, the 19th day of November 1998, including any adjournment thereof, upon such business as may properly be brought before the Special Meeting.

 TO AVOID THE EXPENSE OF MULTIPLE MAILINGS TO THE SAME SHAREHOLDER, WE HAVE,
        WHENEVER POSSIBLE, INCLUDED PROXY CARDS FOR ALL YOUR ACCOUNTS
             IN THE FUNDS INVOLVED IN THIS PROXY IN ONE ENVELOPE.

                  Please vote by filling in the boxes below.


NO. 1      Not Applicable.
                                                                      FOR all    WITHHOLD
                                                                      nominees   authority to
                                                                      except as  vote for all
                                                                      marked     nominees
                                                                      ---------  ------------
NO. 2      To elect the following six  nominees as Trustees:  Lynn
           L. Anderson, Paul E. Anderson, Paul Anton, PhD, William
           E. Baxter, Lee C. Gingrich, Eleanor W. Palmer.
           (Instructions:  To withhold authority to vote for any
           individual nominee(s), write the name(s) of the
           nominee(s) on the line below.)

                                                                         FOR      AGAINST      ABSTAIN
                                                                      ---------  ----------  -----------
No. 3      To ratify the selection of PricewaterhouseCoopers LLP as
           the independent accountants for the Investment Company.

NO. 4      To approve a new advisory agreement with FRIMCo.

NO. 5 To approve a new advisory agreement with FRIMCo, to take effect upon the acquisition of Frank Russell Company by The Northwestern Mutual Life Insurance Company.

NO. 6 To approve a change to the Fund's fundamental investment restrictions, authorizing a higher borrowing level to meet redemptions.

                                                                         FOR      AGAINST      ABSTAIN
                                                                      ---------  ----------  -----------
NO. 7      To eliminate the Fund's fundamental investment
           restrictions concerning:

NO. 7.A. investing in interests in oil, gas or other mineral exploration or developmental programs;

NO. 7.B. investment in issuers that have been in operation for less than three years;

NO. 7.C. investing in issuers beneficially owned by certain affiliated persons of the Investment Company; and

NO. 7.D. investing in warrants that are not listed on the New York or American Stock Exchange, if applicable.

NO. 8      To approve a change in the Limited Volatility Tax Free
           Bond Fund's Investment Objective.

                                                                        GRANT     WITHHOLD
                                                                      ---------  ----------
           To consider and act upon any other business which may
           legally come before the meeting

PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED IN FAVOR OF THE ELECTION OF THE NOMINEES OF THE BOARD, TO RATIFY THE SELECTION OF ACCOUNTANTS, AND IN FAVOR OF THE PROPOSALS TO APPROVE AN ADVISORY AGREEMENT AND TO AMEND AN INVESTMENT OBJECTIVE AND CERTAIN FUNDAMENTAL RESTRICTIONS. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING ABOUT WHICH THE PROXY HOLDERS ARE NOT AWARE AT THIS TIME, THE PROXY HOLDERS MAY VOTE IN ACCORDANCE WITH THE VIEWS OF THE TRUSTEES THEREON. MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS.

                                   Dated:
                                          --------------------------------------

                                   Signature
                                             -----------------------------------

                                   Signature
                                             -----------------------------------

Note: Please sign exactly as your name appears on the proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder must sign.